UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Taxable Fixed Income Funds

Annual Report September 30, 2016

Share Class / Ticker Symbol
	Class A	Class C	Class R3	Class R6	Class I

Nuveen Preferred Securities Fund	NPSAX	NPSCX	NPSTX	NPSFX	NPSRX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After a sluggish first half of 2016, the U.S. economy gained some momentum in the third quarter. In fact, it was the economy’s strongest quarterly acceleration in two years, propelled by healthy consumer spending, a temporary surge in exports and a turnaround in inventories. As the year winds down, 2016 looks on track to deliver the same steady-but-slow growth that has characterized the seven-year recovery.

A year ago, the U.S. Federal Reserve (Fed) took the first step toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. Speculation about the Fed’s intentions since then has been a strong influence on the markets. Currently, with the economy modestly growing, the return to “full” employment and a recent uptick in inflation, the Fed may be encouraged to again raise its target rate at the December 2016 meeting, after remaining on hold for nearly a year.

Global conditions continue to look subdued by comparison. Investors continue to adjust to the idea of a slower Chinese economy, which has helped commodity prices stabilize and lift global inflation expectations. The U.K.’s June 23rd “Brexit” vote to leave the European Union introduced a new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere; nonetheless, growth has remained subdued.

Given muted global growth, the risk of policy errors by central banks around the world, the unfolding Brexit process and an uncertain political outlook with the U.S. transitioning to a new presidential administration followed by key elections across Europe in 2017, we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 22, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Preferred Securities Fund

The Nuveen Preferred Securities Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Douglas M. Baker, CFA, and Brenda A. Langenfeld, CFA, serve as the Fund’s portfolio management team. Here Doug and Brenda discuss U.S. economic and financial market conditions, the Fund’s key investment strategies and performance for the twelve-month reporting period ended September 30, 2016.

Effective January 31, 2016, the Fund revised its investment policies to eliminate the previous 35%-of-assets limit on securities of non-U.S. issuers, because the overall preferred securities market, and the benchmarks that track the performance of that market, have expanded in recent years to include a significantly greater percentage of securities of non-U.S. issuers, including U.S. dollar-denominated contingent capital securities (CoCos).

Effective June 15, 2016, the Fund changed its investment policies to remove CoCos from the 20% “Other Securities” investment strategies category and include them in the 80% principal investment strategies category.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended September 30, 2016?

During the twelve-month reporting period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For the third quarter of 2016, real GDP increased at an annual rate of 2.9%, as reported by the “advance” estimate of the Bureau of Economic Analysis, up from 1.4% in the second quarter of 2016.

The labor and housing markets improved over the reporting period, although the momentum appeared to slow toward the end of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate was little changed at 5.0% in September 2016 from 5.1% in September 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.3% annual gain in August 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 5.1%, respectively.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. Although consumer spending gains were rather muted in the latter half of 2015, a spending surge in the second quarter of 2016 helped offset weaker business investment. A backdrop of low inflation also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 1.5% over the twelve-month reporting period ended September 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

Business investment remained weak over the reporting period. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Although energy prices rebounded off their lows and the dollar pared some of its gains in the first half of 2016, caution prevailed. Financial market turbulence in early 2016 and political uncertainties surrounding the U.K.’s “Brexit” vote to leave the European Union (EU) and the upcoming U.S. presidential election dampened capital spending.

With the current expansion considered to be on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008, to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.

Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for “safe haven” assets such as Treasury bonds and gold from January through mid-February. However, fear began to subside in March 2016, supporting assets that carry more risk. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank, some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally. At its April 2016 meeting, the Fed indicated its readiness to raise its benchmark rate at the next policy meeting in June. However, a very disappointing jobs growth report in May and the significant uncertainty surrounding the U.K.’s Brexit vote led the Fed to again hold rates steady at its June and July meetings. At the September meeting, the Fed indicated the case for increasing rates had strengthened but left the rate unchanged in anticipation of further progress toward its objectives. The Fed’s policy making committee has one more meeting in 2016, with expectations favoring a rate hike potentially in December.

The U.K.’s vote on June 23, 2016 to leave the EU caught investors off guard. In response, U.K. sterling fell precipitously, global equities were turbulent and safe-haven assets such as gold, the U.S. dollar and U.S. Treasuries saw notable inflows. However, the markets stabilized fairly quickly, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. July and August were relatively calm in the markets, then some headwinds resumed in September. Concerns about central bank actions in the U.S., Europe and Japan, as well as an escalation of European banking sector woes and uncertainty about the U.S. presidential election triggered elevated volatility in the markets during the final month of the reporting period. After the close of the reporting period, similar to the Brexit response, the unexpected result of the U.S. election contributed to choppy trading across global markets.

Early in the reporting period, macroeconomic uncertainty driven by the economic trouble in emerging economies, falling commodity prices, along with uncertainty around the Fed’s rate hiking cycle all contributed to the significant volatility to both equity and credit markets. By the end of the reporting period however, riskier asset classes rebounded. Common equity and high yield bonds generated total returns of 16.20% as measured by the Russell 1000® Value Index and 12.82% for the BofA/Merrill Lynch U.S. High Yield Index. Investment grade corporate bonds returned 8.45% return as measured by the BofA/Merrill Lynch U.S. Corporate Index. The preferred market returned 10.05% as measured by the BofA/Merrill Lynch Fixed Rate Preferred Securities Index, underperforming the high yield and equity markets for three of the last four quarters. The $1,000 par dominated BofA/Merrill Lynch U.S. All Capital Securities Index posted a 7.98% return during the reporting period and the $25 par dominated BofA/Merrill Lynch Core Plus Fixed Rate Preferred Securities Index posted a 9.91% return.

Although investment performance was positive across all segments of the preferred/hybrid asset class during the reporting period, securities of U.S. issuers generally outperformed those of non-U.S. issuers. During the reporting period, the vast majority of bank-related headline risk was focused outside the U.S. Whether it was apprehension on the heels of the unexpected Brexit vote or idiosyncratic headlines dogging certain banks such as Deutsche Bank, it all culminated to weigh disproportionately more on security valuations of our non-U.S. issuers. To the contrary, we continued to receive relatively positive news out of the U.S. bank sector over the twelve-month reporting period. Of particular note, the June 2016 U.S. bank stress results demonstrated impressive strength of U.S. bank balance sheets and the meaningful resilience of our banks under fairly dire economic scenarios.

6	NUVEEN

Toward the end of the reporting period, investor interest seemed to focus primarily on the Fed’s position on interest rate policy, questions regarding the health of the European bank sector, and the outcome of the U.S. elections in November 2016. Although the Fed only hiked rates once back in December 2015, three committee members dissented from the September 2016 decision to keep rates unchanged, suggesting that a policy change may be closer than current expectations. On a positive note for the European bank sector, we received stress test results from the European Banking Authority in late July 2016 that covered 51 banks and about 70% of the banking assets across the EU. As a testament to the improved health of European bank balance sheets, the average common equity tier 1 ratio of the banks tested was 13.2% at the end of 2015, which was more than 2% higher than the previous year and an impressive 4% higher than 2011. While the exams had no pass/fail levels, the results will be used by regulators to help guide future capital standards for institutions subject to the exam. Most importantly, the results demonstrated that only a small number of banks were running disquietingly thin capital levels, with only one Italian bank performing poorly enough that it would have likely failed the pass/fail criteria if applied. The rest of the European banks tested proved to be overwhelmingly resilient. As a reminder, the U.S. bank stress test results released in the second quarter were also quite favorable, which combined with the European results, should give investors a strong degree of comfort regarding the fundamentals of these institutions.

During the reporting period, the U.S. $25 par retail side of the market once again outperformed U.S. $1,000 par institutional structures. The retail market, as represented by the BofA/Merrill Lynch Core Plus Fixed Rate Preferred Securities Index, returned 9.91% during the reporting period, while the institutional market, as measured by the BofA/Merrill Lynch U.S. All Capital Securities Index, posted a return of 7.98%. With interest rates falling from already historically low levels, it is no surprise the $25 par side of the market outperformed given retail investors’ disproportionate preference for income, versus institutional investors who tend to focus more holistically at total return. Given this trend, U.S. $25 par valuations have continued to grow increasingly expensive versus U.S. $1,000 par securities.

How did the Fund perform during the twelve-month reporting period ended September 30, 2016?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund for the one-year, five-year and since inception periods ended September 30, 2016. Comparative performance information is provided for the Fund’s Class A Share total return at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed both the old and new Custom Benchmark Index, the BofA/Merrill Lynch U.S. All Capital Securities Index and the BofA/Merrill Lynch Fixed Rate Preferred Securities Index but outperformed the Lipper classification average.

Effective January 31, 2016, the primary benchmark changed to the BofA/Merrill Lynch U.S. All Capital Securities Index from the BofA/Merrill Lynch Fixed Rate Preferred Securities Index and the Custom Benchmark Index changed to 60% BofA/Merrill Lynch U.S. All Capital Securities Index and 40% BofA/Merrill Lynch Contingent Capital USD Hedged Index. Previously, the custom benchmark was comprised of 65% BofA/Merrill Lynch U.S. Preferred Stock Fixed Rate Index and 35% Bloomberg Barclays USD Capital Securities Index. The changes in benchmarks were necessary to better reflect the current investable universe of preferred securities. The new secondary blended benchmark better aligns the portfolio with the investable universe of preferreds and hybrids by adding the contingent capital index to the performance benchmark. The secondary blended benchmark also better reflects the portfolios’ positioning with regard to $25 par securities and $1,000 par securities, as well as from a credit quality and duration perspective. The BofA/Merrill Lynch Contingent Capital Index has a recent inception date of December 31, 2013. The returns of the new and previous benchmark indexes have been linked for accurate historical relative performance. Discussions of the Fund’s relative overweight and underweight are versus positions within the new Custom Benchmark Index unless otherwise noted. A more detailed discussion of the Fund’s relative performance is provided later in this report. The returns of the new and previous benchmark indexes have been linked for accurate historical relative performance. Discussions of the Fund’s relative overweight and underweight are versus positions within the new Custom Benchmark Index unless otherwise noted. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What strategies were used to manage the Fund during the twelve-month reporting period ended September 30, 2016 and how did these strategies influence performance?

The Fund seeks to provide a high level of current income and total return with at least an 80% allocation to preferred and hybrid securities. The Fund intends to invest at least 25% of its assets in the preferred securities of companies principally engaged in financial services. The Fund normally invests at least 50% of its net assets in investment grade rated securities. The Fund seeks to meet its

NUVEEN	7

Portfolio Managers’ Comments (continued)

investment objective by investing primarily in preferred securities, but it may also invest up to 20% of its net assets in other types of securities, including corporate debt securities, U.S. government and agency debt and taxable municipal securities and convertible preferred securities.

Our investment process begins with identifying the investable universe of preferred securities. We then narrow the universe and focus on the highly regulated industries such as banking, utility and insurance, and we subsequently analyze each sector’s relative value profile. We perform quantitative analysis at the individual security level to help identify the most compelling structures for each issuer. We regularly evaluate performance via attribution analysis to develop an understanding of which variables drove returns during any given measurement period and to what magnitude. While the Fund did post positive absolute returns for the twelve-month reporting period ended September 30, 2016, it underperformed the BofA/Merrill Lynch U.S. All Capital Securities Index, the BofA/Merrill Lynch Fixed Rate Preferred Securities Index and both Custom Benchmark Indexes.

We had several broad investment themes during the reporting period, including an overweight to $1,000 denominated securities, an overweight to fixed-to-variable rate coupon structures, an underweight to CoCos and finally an overweight to the insurance and industrial subsectors with corresponding underweights to the bank, utility and real estate investment trust (REIT) subsectors.

With the $25 par retail side of the preferred/hybrid market again outperforming the $1,000 par institutional side, our overweight to $1,000 par structures detracted from the Fund’s relative performance during the reporting period. While the Fund’s overweight position versus the new Custom Benchmark Index as of September 30, 2016 was approximately 4.2%, it was much greater compared to the previous Custom Benchmark Index. As a result, for four months out of the twelve month reporting period, the Fund had a much greater relative overweight to $1,000 par securities versus its Custom Benchmark Index. The overweight to $1,000 par securities was the result of both relative value and our effort to position the Fund defensively against duration and duration extension risk.

During the reporting period, we continued to find the $1,000 par universe cheaper than the retail $25 par market. As of September 30, 2016, the primarily $25 par BofA/Merrill Lynch Core Plus Fixed Rate Preferred Securities Index had an average option adjusted spread (OAS) of just 112 basis points, while the comparable $1,000 par BofA/Merrill Lynch U.S. All Capital Securities Index had an average OAS of 249 basis points. During the reporting period, the $25 par average OAS actually decreased about 55 basis points while the $1,000 par average OAS decreased by 24 basis points. In our opinion, retail investors continued to drive $25 par valuations to ever richer levels due to their demand for income in this prolonged low interest rate environment. Retail investors and several exchange-traded funds that have specific mandates to invest only in $25 par exchange-traded securities were again aggressive buyers of individual $25 par preferred securities. In our opinion, this insatiable retail demand for income has now driven $25 par valuations to what may be unsustainable levels.

In addition, the universe of fixed-to-variable rate securities is much larger on the $1,000 par side of the market as institutional investors were early adopters of these securities and they seem to have a better understanding of underlying mechanics of the structure. We have sought to position the Fund’s portfolio more defensively against rising interest rates by allocating to these securities, which all else being equal, have lower interest rate sensitivity and lower duration extension risk compared to traditional fixed rate coupon preferred/hybrid securities. As of September 30, 2016, the Fund had approximately 82% of its assets in fixed-to-variable rate, greater than the 70% found in the new Custom Benchmark Index. Please note that this overweight was much more significant versus the previous Custom Benchmark Index which we estimate would have had an approximate 40% exposure to fixed-to-variable rate securities as of September 30, 2016.

Relative to the new Custom Benchmark Index, we were slightly overweight non-call ten-year structures versus non-call five-year structures. During the reporting period, investors became increasingly complacent regarding interest rate risk. Investor appetite for income and decreasing angst concerning interest rate risk prompted them to assume increasing amounts of duration in an effort to capture more yield. As a result, the longer duration non-call ten-year structures that we favored in the Fund outperformed shorter duration structures on a spread basis, thus contributing to the Fund’s relative performance. The flattening of the yield curve during the reporting period also favored non-call ten-year structures versus non-call five-year securities.

During the reporting period, the Fund continued to own U.S. dollar denominated contingent capital securities (CoCos) of non-U.S. domiciled issuers. CoCos are preferred/hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, CoCos may have an automatic write-down of principal or a mandatory conversion into the issuer’s

8	NUVEEN

common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified trigger level. Such an automatic write-down or conversion could give a particular CoCo security the risks equivalent to, or even greater than, those of the same issuer’s common stock. We focused our CoCo investments in securities of the better capitalized Western European banks, and those Western European banks that had fully, or nearly, met their Additional Tier 1 CoCo issuance needs. As of the end of the reporting period, the Fund had allocated approximately 19% of its investments to CoCo securities, a meaningful underweight versus the 40% CoCo exposure within the new Custom Benchmark Index. We anticipate that over the next two to three years, the CoCo subcategory may come to represent close to 40% of the global preferred/hybrid universe. During the reporting period, the CoCo subcategory of the preferred/hybrid market generally underperformed non-CoCo categories. The BofA/Merrill Lynch Contingent Capital USD Hedged Index posted twelve month currency-hedged return of 8.09% for the reporting period ended September 30, 2016, lagging the broad BofA/Merrill Lynch U.S. All Capital Securities Index return of 9.05% over the same time period. During the reporting period, there were a few meaningful headlines that weighed disproportionately on non-U.S. preferred/hybrid securities and CoCos including the unexpected Brexit vote result and idiosyncratic risks tied to Deutsche Bank that rippled across the European bank space.

The Fund held a meaningful overweight to the insurance and industrial subsectors versus the new Custom Benchmark Index, with an offsetting underweight to the bank, utility and REIT subsectors. With respect to the overweight in insurance names, this was intended to capitalize on what has been and is expected to be, light or negligible new issue flow out of the insurance sector for the foreseeable future. The insurance sector in general has been and continues to be over-capitalized and in little need of additional capital. As with previous reporting periods, we observed little new issue flow out of the insurance sector. However, the U.S. bank sector is quickly approaching a situation similar to the insurance sector. U.S. banks are nearing their allowable limit of preferred securities, or 1.5% of a bank’s risk-weighted assets, that they can count toward their Tier 1 capital requirements. As a result, we anticipate new issue supply out of the U.S. bank space to slow dramatically in the near future. With the supply no longer uniquely favoring the insurance space, we would anticipate the Fund’s overweight to insurance to decrease over time. As of September 30, 2016, the Fund’s allocation to the insurance sector had decreased by approximately 3.9%. Lastly, the overweight to the industrial sector as of the end of the reporting period was primarily due to the reclassification of General Electric Company from the financial services sector to the industrial sector on the heels of the company’s recent restructuring, as well as a recent allocation to Emera, Inc., an energy services company.

On a final note, the Fund invested in a forward interest rate swap contract to reduce the duration of its preferred stock portfolio. During the reporting period, interest rates generally declined, thus negatively impacting the value of the swap. As a result, the swap position detracted from performance.

NUVEEN	9

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, illiquid securities risk, concentration risk, non-diversification risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of September 30, 2016, the Fund had a positive UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

10	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are cumulative. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	11

Fund Performance and Expense Ratios (continued)

Nuveen Preferred Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2016

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	7.96%	9.92%	6.13%
Class A Shares at maximum Offering Price	2.83%	8.86%	5.60%
BofA/Merrill Lynch U.S. All Capital Securities Index	10.67%	8.19%	3.29%
BofA/Merrill Lynch Fixed Rate Preferred Securities Index	10.05%	8.07%	3.23%
Custom Benchmark Index (New Comparative Index)	9.48%	8.26%	4.65%
Custom Benchmark Index (Old Comparative Index)	9.57%	8.28%	4.66%
Lipper Flexible Income Funds Classification Average	7.67%	7.16%	5.42%

Class C Shares	7.08%	9.10%	5.35%
Class R3 Shares	7.67%	9.64%	9.71%
Class I Shares	8.16%	10.17%	6.39%

Cumulative
Since Inception
Class R6 Shares	3.54%

Since inception returns for Class A, C and I Shares, and for the comparative indexes and Lipper classification average, are from 12/19/06. Since inception returns for Class R3 and R6 Shares are from 9/29/09 and 6/30/16, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.06%	1.81%	1.31%	0.75%	0.81%

12	NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	The BofA/Merrill Lynch U.S. All Capital Securities Index is the Fund’s current broad-based market index used for Fund performance presentations. The inception of the BofA/Merrill Lynch U.S. All Capital Securities Index was 3/31/12, and the performance shown for that Index is its own for the period after that date, with prior performance for that Index being represented by the Fund’s previous broad-based market index, the BofA/Merrill Lynch Fixed Rate Preferred Securities Index, whose stand-alone performance is also included in the presentation for comparison.

NUVEEN	13

Yields as of September 30, 2016

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offering price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transaction with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Preferred Securities Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	5.20%	4.72%	5.21%	5.70%	5.71%
SEC 30-Day Yield – Subsidized	4.54%	4.01%	4.51%	5.11%	5.02%
SEC 30-Day Yield – Unsubsidized	4.54%	4.01%	4.51%	5.11%	5.02%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

14	NUVEEN

Holding

Summaries as of September 30, 2016

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc.1 This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Preferred Securities Fund

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	26.0%
Corporate Bonds	0.7%
$1,000 Par (or similar) Institutional Preferred	71.1%
Repurchase Agreements	1.1%
Other Assets Less Liabilities	1.1%
Net Assets	100%

Top Five Issuers

(% of net assets)

Wells Fargo & Company	3.6%
Citigroup Inc.	3.5%
Cobank Agricultural Credit Bank	3.3%
General Electric Company	3.0%
Bank of America Corporation	3.0%

Portfolio Composition

(% of net assets)

Banks	36.8%
Insurance	21.8%
Capital Markets	9.5%
U.S. Agency	7.2%
Diversified Financial Services	5.7%
Food Products	4.5%
Consumer Finance	3.2%
Other	9.1%
Repurchase Agreements	1.1%
Other Assets Less Liabilities	1.1%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term
investments)2

A	5.5%
BBB	50.5%
BB or Lower	40.7%
N/R (not rated)	3.3%
Total	100%

Country Allocation

(% of net assets)3

United States	60.7%
United Kingdom	9.8%
France	6.1%
Australia	3.7%
Switzerland	3.0%
China	2.4%
Netherlands	2.2%
Bermuda	2.1%
Spain	2.1%
Japan	1.8%
Other	5.0%
Other Assets Less Liabilities	1.1%
Net Assets	100%

1	The Fund’s investment limitations with respect to ratings are based on the highest rating provided by any independent rating agency, including agencies other than the three named above.

2	Excluding investments in derivatives.

3	Includes 4.5% (as a percentage of net assets) in emerging markets countries.

NUVEEN	15

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class R6 Shares reflect only the first 92 days of the Class’s operations, they may not provide a meaningful understanding of the Class’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2016.

The beginning of the period is April 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Preferred Securities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,060.70	$1,056.10	$1,059.10	$1,035.40	$1,061.30
Expenses Incurred During the Period	$5.51	$9.36	$6.80	$1.92	$4.23
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.65	$1,015.90	$1,018.40	$1,010.68	$1,020.90
Expenses Incurred During the Period	$5.40	$9.17	$6.66	$1.90	$4.14

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.07%, 1.82%, 1.32% and 0.82% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). For Class R6, expenses are equal to the Fund’s annualized net expense ratio of 0.75% multiplied by the average account value over the period, multiplied by 92/366 (to reflect the 92 days in the period since class commencement of operations).

16	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust V:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Preferred Securities Fund (one of the funds comprising Nuveen Investment Trust V) (the “Fund”) as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. The financial highlights for the periods presented through September 30, 2013 were audited by other auditors whose report dated November 26, 2013 expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

November 23, 2016

NUVEEN	17

Nuveen Preferred Securities Fund

Portfolio of Investments	September 30, 2016

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.8%

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 26.0%

	Banks – 4.1%

147,753	Citigroup Inc.	8.125%	BB+	$4,199,140

615,317	Citigroup Inc.	7.125%	BB+	17,819,580

508,667	Countrywide Capital Trust III	7.000%	BBB–	13,103,262

446,188	Fifth Third Bancorp.	6.625%	Baa3	13,626,582

455,670	Huntington BancShares Inc.	6.250%	Baa3	12,549,152

106,023	PNC Financial Services	6.125%	Baa2	3,092,691

209,727	Private Bancorp Incorporated	7.125%	N/R	5,601,598

121,670	Regions Financial Corporation	6.375%	BB	3,151,253

893,326	Regions Financial Corporation	6.375%	BB	25,861,788

70,000	U.S. Bancorp.	6.500%	A3	2,108,400

100,468	Zions Bancorporation	6.300%	BB–	3,009,017
	Total Banks			104,122,463

	Capital Markets – 2.9%

261,500	Goldman Sachs Group, Inc.	5.500%	Ba1	7,010,815

1,314,913	Morgan Stanley	7.125%	Ba1	38,803,083

553,580	Morgan Stanley	6.875%	Ba1	16,291,859

230,910	Northern Trust Corporation	5.850%	BBB+	6,278,443

169,991	State Street Corporation	5.350%	Baa1	4,557,459
	Total Capital Markets			72,941,659

	Consumer Finance – 1.2%

359,243	Discover Financial Services	6.500%	BB–	9,369,057

847,636	GMAC Capital Trust I	8.125%	B+	21,538,431
	Total Consumer Finance			30,907,488

	Diversified Financial Services – 0.5%

439,900	KKR Financial Holdings LLC	7.375%	BBB	11,754,128

	Diversified Telecommunication Services – 0.2%

161,495	Verizon Communications Inc.	5.900%	A–	4,512,170

	Electric Utilities – 0.0%

52,325	SCE Trust V	5.450%	Baa1	1,553,529

	Food Products – 2.4%

506,287	CHS Inc.	7.875%	N/R	14,996,221

10,842	CHS Inc.	7.500%	N/R	320,164

642,062	CHS Inc.	7.100%	N/R	19,236,178

470,500	CHS Inc.	6.750%	N/R	13,470,415

18	NUVEEN

Shares	Description (1)	Coupon		Ratings (2)	Value

	Food Products (continued)

53,000	Dairy Farmers of America Inc., 144A, (3)	7.875%		Baa3	$5,647,813

64,700	Dairy Farmers of America Inc., 144A, (3)	7.875%		Baa3	6,840,006
	Total Food Products				60,510,797

	Insurance – 7.5%

220,922	American Financial Group	6.000%		Baa2	6,004,660

353,320	Arch Capital Group Limited	6.750%		BBB+	9,052,058

83,439	Aspen Insurance Holdings Limited	7.250%		BBB–	2,158,567

1,221,542	Aspen Insurance Holdings Limited	5.950%		BBB–	35,607,949

274,741	Aspen Insurance Holdings Limited	5.625%		BBB–	7,167,993

412,627	Axis Capital Holdings Limited	6.875%		BBB	10,571,504

122,461	Delphi Financial Group, Inc., (3)	7.376%		BB+	2,808,949

187,876	Hartford Financial Services Group Inc.	7.875%		BBB–	5,927,488

1,100,619	Kemper Corporation	7.375%		Ba1	29,463,571

904,315	Maiden Holdings Limited	8.250%		BB	23,485,061

48,610	Maiden Holdings NA Limited	8.000%		BBB–	1,247,819

470,218	Maiden Holdings NA Limited	7.750%		BBB–	12,662,971

597,500	Reinsurance Group of America, Inc.	6.200%		BBB	17,160,200

803,196	Reinsurance Group of America, Inc.	5.750%		BBB	23,364,972

201,165	Torchmark Corporation	6.125%		BBB+	5,475,710
	Total Insurance				192,159,472

	Oil, Gas & Consumable Fuels – 0.6%

608,295	Nustar Logistics Limited Partnership	7.625%		Ba2	15,541,937

	Real Estate Investment Trust – 0.2%

206,561	Wells Fargo REIT	6.375%		BBB+	5,475,932

	U.S. Agency – 6.4%

355,150	AgriBank FCB, (3)	6.875%		BBB+	38,267,413

435,325	Cobank Agricultural Credit Bank, (3)	6.250%		BBB+	45,817,956

131,336	Cobank Agricultural Credit Bank, (3)	6.200%		BBB+	13,773,863

401,310	Farm Credit Bank of Texas, (3)	6.750%		Baa1	43,053,059

405,287	Federal Agricultural Mortgage Corporation	6.875%		N/R	10,934,642

400,000	Federal Agricultural Mortgage Corporation	6.000%		N/R	10,920,000
	Total U.S. Agency				162,766,933
	Total $25 Par (or similar) Retail Preferred (cost $609,813,318)				662,246,508

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 0.7%

	Insurance – 0.7%

$1,700	Fairfax Financial Holdings Ltd	7.750%	7/15/37	BBB–	$2,078,594

NUVEEN	19

Nuveen Preferred Securities Fund (continued)

Portfolio of Investments	September 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

$8,000	Genworth Holdings Inc.	4.800%	2/15/24	Ba3	$6,580,000

7,397	Security Benefit Life Insurance Company, 144A	7.450%	10/01/33	BBB	8,908,340
$17,097	Total Corporate Bonds (cost $17,723,812)				17,566,934

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 71.1%

	Banks – 32.7%

12,130	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A, (5)	6.750%	N/A (4)	Baa1	$13,344,892

11,000	Banco Bilbao Vizcaya Argentaria S.A., Reg S, (5)	9.000%	N/A (4)	BB	11,275,000

4,600	Banco Santander SA, Reg S, (5)	6.375%	N/A (4)	Ba1	4,114,148

6,934	Bank of America Corporation	8.000%	N/A (4)	BB+	7,072,680

23,297	Bank of America Corporation	6.500%	N/A (4)	BB+	25,233,563

9,580	Bank of America Corporation	6.300%	N/A (4)	BB+	10,406,275

19,545	Bank of America Corporation	6.250%	N/A (4)	BB+	20,353,186

6,149	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	7,858,877

59,625	Barclays PLC, (5)	8.250%	N/A (4)	BB+	59,550,468

3,955	Citigroup Capital III	7.625%	12/01/36	BBB–	5,029,704

10,200	Citigroup Inc.	6.250%	N/A (4)	BB+	10,987,307

26,945	Citigroup Inc.	6.125%	N/A (4)	BB+	28,022,800

22,090	Citigroup Inc.	5.875%	N/A (4)	BB+	22,310,900

23,675	Citizens Financial Group Inc.	5.500%	N/A (4)	BB+	23,201,500

23,275	Cobank Agricultural Credit Bank	6.250%	N/A (4)	BBB+	25,488,243

13,035	Commerzbank AG, 144A	8.125%	9/19/23	BBB	14,996,768

19,922	Credit Agricole S.A., 144A, (5)	8.125%	N/A (4)	BB+	21,117,320

10,165	Credit Agricole, S.A., 144A, (5)	6.625%	N/A (4)	BB+	9,724,083

9,048	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (4)	Baa1	13,715,139

15,465	HSBC Holdings PLC, (5)	6.875%	N/A (4)	BBB	16,199,587

21,555	ING Groep N.V., (5)	6.500%	N/A (4)	BBB–	20,894,878

33,640	Intesa Sanpaolo SpA, 144A, (5)	7.700%	N/A (4)	Ba3	29,435,000

33,560	JPMorgan Chase & Company	6.750%	N/A (4)	BBB–	37,419,400

36,560	JPMorgan Chase & Company	5.300%	N/A (4)	BBB–	37,062,700

17,035	KeyCorp Convertible Preferred Stock	5.000%	N/A (4)	Baa3	16,779,475

72,786	Lloyd’s Banking Group PLC, (5)	7.500%	N/A (4)	BB+	75,166,101

9,341	M&T Bank Corporation	6.450%	N/A (4)	Baa2	10,510,493

12,310	Nordea Bank AB, 144A, (5)	6.125%	N/A (4)	BBB	11,971,475

19,228	PNC Financial Services Inc.	6.750%	N/A (4)	Baa2	21,535,360

20	NUVEEN

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

14,545	Royal Bank of Scotland Group PLC, (5)	8.625%	N/A (4)	BB–	$14,326,825

15,362	Royal Bank of Scotland Group PLC	7.648%	N/A (4)	BB	18,395,995

17,613	Royal Bank of Scotland Group PLC, (5)	7.500%	N/A (4)	BB–	16,292,025

39,265	Societe Generale, 144A, (5)	7.875%	N/A (4)	BB+	38,067,418

17,360	Societe Generale, 144A, (5)	7.375%	N/A (4)	BB+	17,012,800

2,490	Standard Chartered PLC, 144A, (5)	7.500%	N/A (4)	BBB–	2,467,590

7,635	Standard Chartered PLC, 144A, (5)	6.500%	N/A (4)	BBB–	7,102,382

14,780	SunTrust Bank Inc.	5.625%	N/A (4)	Baa3	15,278,825

5,800	Swedbank AB, Reg S, (5)	5.500%	N/A (4)	BBB	5,790,732

790	U.S. Bancorp.	5.125%	N/A (4)	A3	832,068

13,635	Wachovia Capital Trust III	5.570%	N/A (4)	BBB	13,599,549

28,227	Wells Fargo & Company	7.980%	N/A (4)	BBB	29,500,038

40,310	Wells Fargo & Company	5.875%	N/A (4)	BBB	43,736,350
	Total Banks				833,179,919

	Capital Markets – 6.6%

11,770	Bank of New York Mellon Corporation	4.950%	N/A (4)	Baa1	12,006,483

9,450	Bank of New York Mellon Corporation	4.625%	N/A (4)	Baa1	9,308,250

34,227	Credit Suisse Group AG, 144A, (5)	7.500%	N/A (4)	BB	34,817,416

41,472	Goldman Sachs Group Inc.	5.375%	N/A (4)	Ba1	41,678,240

7,130	Goldman Sachs Group Inc.	5.300%	N/A (4)	Ba1	7,308,250

15,990	Morgan Stanley	5.550%	N/A (4)	Ba1	16,329,788

4,145	State Street Corporation	5.250%	N/A (4)	Baa1	4,362,613

16,060	UBS Group AG, Reg S, (5)	7.000%	N/A (4)	BB+	16,963,503

24,790	UBS Group AG, Reg S, (5)	7.125%	N/A (4)	BB+	25,130,863
	Total Capital Markets				167,905,406

	Commercial Services & Supplies – 0.4%

9,120	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB	9,370,800

	Consumer Finance – 2.0%

11,828	American Express Company	5.200%	N/A (4)	Baa2	11,931,495

8,095	American Express Company	4.900%	N/A (4)	Baa2	7,983,694

31,160	Capital One Financial Corporation	5.550%	N/A (4)	Baa3	31,705,300
	Total Consumer Finance				51,620,489

	Diversified Financial Services – 5.2%

31,370	Agstar Financial Services Inc., 144A	6.750%	N/A (4)	BB	33,252,200

14,115	BNP Paribas, 144A, (5)	7.625%	N/A (4)	BBB–	14,573,738

15,012	BNP Paribas, 144A, (5)	7.375%	N/A (4)	BBB–	14,974,470

12,300	BNP Paribas, 144A	7.195%	N/A (4)	BBB	13,837,500

NUVEEN	21

Nuveen Preferred Securities Fund (continued)

Portfolio of Investments	September 30, 2016

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services (continued)

6,700	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (4)	A	$6,916,390

29,063	Rabobank Nederland, 144A	11.000%	N/A (4)	Baa2	35,202,559

14,660	Voya Financial Inc.	5.650%	5/15/53	Baa3	14,660,000
	Total Diversified Financial Services				133,416,857

	Electric Utilities – 1.9%

10,145	Electricite de France, 144A	5.250%	N/A (4)	BBB	9,917,752

36,195	Emera, Inc.	6.750%	6/15/76	BBB–	38,927,723
	Total Electric Utilities				48,845,475

	Food Products – 2.1%

10,000	Dairy Farmers of America Inc., 144A	7.125%	N/A (4)	Baa3	10,225,000

10,614	Land O’ Lakes Capital Trust I, 144A	7.450%	3/15/28	Ba1	11,728,470

19,075	Land O’ Lakes Incorporated, 144A	8.000%	N/A (4)	BB	19,742,625

11,635	Land O’ Lakes Inc., 144A	8.000%	N/A (4)	BB	12,042,225
	Total Food Products				53,738,320

	Industrial Conglomerates – 3.0%

72,588	General Electric Company	5.000%	N/A (4)	A	77,190,075

	Insurance – 13.6%

6,440	Aquarius & Investments PLC fbo SwissRe, Reg S	8.250%	N/A (4)	N/R	6,858,858

12,835	Aviva PLC, Reg S	8.250%	N/A (4)	BBB	13,539,860

3,638	AXA SA	8.600%	12/15/30	A3	5,129,580

5,220	Cloverie PLC Zurich Insurance, Reg S	8.250%	N/A (4)	A	5,599,139

6,200	CNP Assurances, Reg S	7.500%	N/A (4)	BBB+	6,647,318

83,613	Financial Security Assurance Holdings, 144A	6.400%	12/15/66	BBB+	66,472,334

3,893	Friends Life Group PLC, Reg S	7.875%	N/A (4)	A–	4,214,305

4,743	La Mondiale SAM, Reg S	7.625%	N/A (4)	BBB	5,057,224

11,721	MetLife Capital Trust X, 144A	9.250%	4/08/38	BBB	16,863,003

14,040	MetLife Inc.	5.250%	N/A (4)	BBB	14,110,200

2,645	Principal Financial Group	4.700%	5/15/55	Baa2	2,631,775

16,095	Provident Financing Trust I	7.405%	3/15/38	Baa3	18,121,361

8,900	Prudential Financial Inc.	5.875%	9/15/42	BBB+	9,818,925

2,200	Prudential Financial Inc.	5.625%	6/15/43	BBB+	2,373,360

3,390	Prudential Financial Inc.	5.200%	3/15/44	BBB+	3,495,938

30,028	QBE Cap Funding III Limited, 144A	7.250%	5/24/41	BBB	34,194,385

22,947	QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	25,284,153

61,925	Sirius International Group Limited, 144A	7.506%	N/A (4)	BB+	62,321,320

42,824	Symetra Financial Corporation, 144A	8.300%	10/15/37	Baa2	43,359,300
	Total Insurance				346,092,338

22	NUVEEN

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Machinery – 0.4%

8,968	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	$9,584,550

	Metals & Mining – 0.9%

20,098	BHP Billiton Finance USA Limited, 144A	6.250%	10/19/75	A–	21,756,085

	Real Estate Investment Trust – 1.5%

29,918	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (4)	Ba1	38,145,450

	U.S. Agency – 0.8%

18,350	Farm Credit Bank of Texas	10.000%	N/A (4)	Baa1	21,744,750
	Total $1,000 Par (or similar) Institutional Preferred (cost $1,769,226,325)				1,812,590,514
	Total Long-Term Investments (cost $2,396,763,455)				2,492,403,956

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.1%

	REPURCHASE AGREEMENTS – 1.1%

$28,098	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/16, repurchase price $28,097,761, collateralized by $25,310,000 U.S. Treasury Bonds, 2.875%, due 8/15/45, value $28,663,575	0.030%	10/03/16		$28,097,691
	Total Short-Term Investments (cost $28,097,691)				28,097,691
	Total Investments (cost $2,424,861,146) – 98.9%				2,520,501,647
	Other Assets Less Liabilities – 1.1% (6)				27,071,483
	Net Assets – 100%				$2,547,573,130

Investments in Derivatives as of September 30, 2016

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC*	$80,000,000	Receive	3-Month USD-LIBOR-ICE	2.474%	Semi-annually	7/13/21	$137,176	$(5,222,202)
*	Citigroup Global Markets Inc. is the clearing broker for this transaction.

NUVEEN	23

Nuveen Preferred Securities Fund (continued)

Portfolio of Investments	September 30, 2016

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Rating are not covered by the report of independent registered public accounting firm.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Contingent Capital Securities (CoCos) are preferred/hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level. As of the end of the reporting period, the Fund’s total investment in CoCos was $480,312,715, representing 18.9% and 19.1% of Net Assets and Total Investments, respectively.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate-Intercontinental Exchange

See accompanying notes to financial statements.

24	NUVEEN

Statement of

Assets and Liabilities	September 30, 2016

Assets
Long-term investments, at value (cost $2,396,763,455)	$2,492,403,956
Short-term investments, at value (cost approximates value)	28,097,691
Cash collateral at broker (1)	2,132,205
Receivable for:
Dividends	3,963,260
Interest	26,479,927
Investments sold	130,420
Reclaims	286,365
Shares sold	9,639,909
Variation margin on swap contracts	137,176
Other assets	118,167
Total assets	2,563,389,076
Liabilities
Payable for:
Dividends	2,827,521
Investments purchased	3,638,775
Shares redeemed	6,830,965
Accrued expenses:
Management fees	1,380,404
Trustees fees	75,217
12b-1 distribution and service fees	314,801
Other	748,263
Total liabilities	15,815,946
Net assets	$2,547,573,130
Class A Shares
Net assets	$492,910,636
Shares outstanding	28,763,057
Net asset value (“NAV”) per share	$17.14
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$17.99
Class C Shares
Net assets	$262,684,683
Shares outstanding	15,315,085
NAV and offering price per share	$17.15
Class R3 Shares
Net assets	$2,048,117
Shares outstanding	118,656
NAV and offering price per share	$17.26
Class R6 Shares
Net assets	$6,497,638
Shares outstanding	378,916
NAV and offering price per share	$17.15
Class I Shares
Net assets	$1,783,432,056
Shares outstanding	104,026,681
NAV and offering price per share	$17.14
Net assets consist of:
Capital paid-in	$2,462,763,680
Undistributed (Over-distribution of) net investment income	(4,350,819)
Accumulated net realized gain (loss)	(1,258,030)
Net unrealized appreciation (depreciation)	90,418,299
Net assets	$2,547,573,130
Authorized shares – per class	Unlimited
Par value per share	$0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

NUVEEN	25

Statement of

Operations	Year Ended September 30, 2016

Investment Income
Dividends (net of tax withheld of $71,573)	$44,779,423
Interest	92,277,200
Total investment income	137,056,623
Expenses
Management fees	14,086,125
12b-1 service fees – Class A Shares	1,133,441
12b-1 distribution and service fees – Class C Shares	2,309,283
12b-1 distribution and service fees – Class R3 Shares	11,239
Shareholder servicing agent fees	2,166,027
Custodian fees	205,232
Trustees fees	60,981
Professional fees	144,006
Shareholder reporting expenses	196,126
Federal and state registration fees	212,680
Other	59,107
Total expenses	20,584,247
Net investment income (loss)	116,472,376
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(3,116,698)
Swaps	(2,802)
Change in net unrealized appreciation (depreciation) of:
Investments	56,619,489
Swaps	(2,244,936)
Net realized and unrealized gain (loss)	51,255,053
Net increase (decrease) in net assets from operations	$167,727,429

See accompanying notes to financial statements.

26	NUVEEN

Statement of

Changes in Net Assets

	Year Ended 9/30/16	Year Ended 9/30/15
Operations
Net investment income (loss)	$116,472,376	$85,986,422
Net realized gain (loss) from:
Investments	(3,116,698)	11,561,082
Swaps	(2,802)	(4,026,455)
Change in net unrealized appreciation (depreciation) of:
Investments	56,619,489	(41,516,193)
Swaps	(2,244,936)	(5,808,910)
Net increase (decrease) in net assets from operations	167,727,429	46,195,946
Distributions to Shareholders
From net investment income:
Class A Shares	(25,111,700)	(21,409,430)
Class C Shares	(11,065,077)	(9,424,776)
Class R3 Shares	(118,559)	(138,490)
Class R6 Shares[1]	(83,704)	—
Class I Shares	(81,585,740)	(53,592,396)
From accumulated net realized gains:
Class A Shares	(2,019,702)	(1,990,922)
Class C Shares	(901,766)	(1,017,976)
Class R3 Shares	(12,238)	(13,624)
Class R6 Shares[1]	—	—
Class I Shares	(4,740,071)	(4,494,053)
Decrease in net assets from distributions to shareholders	(125,638,557)	(92,081,667)
Fund Share Transactions
Proceeds from sale of shares	1,506,766,204	652,608,625
Proceeds from shares issued to shareholders due to reinvestment of distributions	97,319,973	75,203,804
	1,604,086,177	727,812,429
Cost of shares redeemed	(756,924,427)	(419,928,575)
Net increase (decrease) in net assets from Fund share transactions	847,161,750	307,883,854
Net increase (decrease) in net assets	889,250,622	261,998,133
Net assets at the beginning of period	1,658,322,508	1,396,324,375
Net assets at the end of period	$2,547,573,130	$1,658,322,508
Undistributed (Over-distribution of) net investment income at the end of period	$(4,350,819)	$(404,528)

1	Class R6 Shares were established on June 30, 2016.

See accompanying notes to financial statements.

NUVEEN	27

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2016	$16.85	$0.92	$0.38	$1.30	$(0.94)	$(0.07)	$(1.01)	$17.14
2015	17.34	0.95	(0.41)	0.54	(0.94)	(0.09)	(1.03)	16.85
2014	17.05	0.99	0.64	1.63	(1.00)	(0.34)	(1.34)	17.34
2013	17.15	1.01	0.09	1.10	(1.04)	(0.16)	(1.20)	17.05
2012	15.30	1.03	2.29	3.32	(1.04)	(0.43)	(1.47)	17.15
Class C (12/06)
2016	16.87	0.79	0.37	1.16	(0.81)	(0.07)	(0.88)	17.15
2015	17.35	0.82	(0.40)	0.42	(0.81)	(0.09)	(0.90)	16.87
2014	17.06	0.86	0.64	1.50	(0.87)	(0.34)	(1.21)	17.35
2013	17.16	0.88	0.09	0.97	(0.91)	(0.16)	(1.07)	17.06
2012	15.31	0.91	2.30	3.21	(0.93)	(0.43)	(1.36)	17.16
Class R3 (9/09)
2016	16.97	0.88	0.38	1.26	(0.90)	(0.07)	(0.97)	17.26
2015	17.46	0.92	(0.41)	0.51	(0.91)	(0.09)	(1.00)	16.97
2014	17.17	0.96	0.63	1.59	(0.96)	(0.34)	(1.30)	17.46
2013	17.27	0.96	0.11	1.07	(1.01)	(0.16)	(1.17)	17.17
2012	15.40	0.96	2.35	3.31	(1.01)	(0.43)	(1.44)	17.27
Class R6 (6/16)
2016(e)	16.80	0.23	0.36	0.59	(0.24)	—	(0.24)	17.15
Class I (12/06)
2016	16.86	0.96	0.37	1.33	(0.98)	(0.07)	(1.05)	17.14
2015	17.34	1.00	(0.41)	0.59	(0.98)	(0.09)	(1.07)	16.86
2014	17.06	1.03	0.63	1.66	(1.04)	(0.34)	(1.38)	17.34
2013	17.15	1.05	0.11	1.16	(1.09)	(0.16)	(1.25)	17.06
2012	15.30	1.07	2.30	3.37	(1.09)	(0.43)	(1.52)	17.15

28	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets (c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

7.96%	$492,911	1.07%		5.46%		15%
3.16	408,922	1.06		5.54		18
9.92	376,049	1.07		5.73		25
6.51	287,287	1.07		5.73		67
23.16	267,619	1.08		6.44		53

7.08	262,685	1.82		4.72		15
2.44	208,404	1.81		4.79		18
9.08	190,011	1.82		5.00		25
5.73	170,808	1.82		5.03		67
22.24	152,411	1.83		5.68		53

7.67	2,048	1.32		5.18		15
2.93	2,680	1.31		5.28		18
9.62	2,827	1.32		5.52		25
6.25	3,209	1.32		5.48		67
22.82	552	1.33		5.91		53

3.54	6,498	0.75	*	5.25	*	15

8.16	1,783,432	0.82		5.72		15
3.47	1,038,316	0.81		5.79		18
10.12	827,438	0.82		5.98		25
6.83	630,546	0.82		6.01		67
23.40	517,379	0.83		6.68		53

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through September 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	29

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Preferred Securities Fund (the “Fund”), a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is September 30, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objective

The Fund seeks to provide a high level of current income and total return.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

30	NUVEEN

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

NUVEEN	31

Notes to Financial Statements (continued)

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Fund’s Board of Trustees (the ”Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Retail Preferred**	$506,037,449	$156,209,059	$—	$662,246,508
Corporate Bonds	—	17,566,934	—	17,566,934
$1,000 Par (or similar) Institutional Preferred	—	1,812,590,514	—	1,812,590,514
Short-Term Investments:
Repurchase Agreements	—	28,097,691	—	28,097,691
Investments in Derivatives:
Interest Rate Swaps***	—	(5,222,202)	—	(5,222,202)
Total	$506,037,449	$2,009,241,996	$—	$2,515,279,445
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

32	NUVEEN

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Net Assets
Country:
United Kingdom	$248,829,157	9.8%
France	156,059,201	6.1
Australia	94,579,514	3.7
Switzerland	76,911,782	3.0
China	62,321,320	2.4
Netherlands	56,097,437	2.2
Bermuda	53,986,567	2.1
Spain	53,534,598	2.1
Japan	46,168,249	1.8
Other	125,029,087	5.0
Total non-U.S. securities	$973,516,912	38.2%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange

NUVEEN	33

Notes to Financial Statements (continued)

rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$28,097,691	$(28,097,691)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

34	NUVEEN

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund invested in an interest rate swap contract to reduce the duration of its preferred stock portfolio.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$80,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest rate	Swaps (OTC Cleared)	—	$—	Payable for variation margin on swap contracts**	$(5,222,202)
**	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the assets and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(2,802)	$(2,244,936)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

NUVEEN	35

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 9/30/16		Year Ended 9/30/15
	Shares	Amount	Shares	Amount
Shares sold:
Class A	16,988,645	$286,738,731	10,585,393	$182,271,320
Class C	4,941,241	83,343,746	2,647,176	45,627,739
Class R3	88,019	1,495,026	29,491	509,994
Class R6[1]	34,885	800,000	—	—
Class R6[1] – exchanges	339,186	5,498,328	—	—
Class I	67,123,051	1,128,890,373	24,612,552	424,199,572
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,422,696	24,011,085	1,167,257	20,079,770
Class C	561,342	9,483,764	451,855	7,777,278
Class R3	4,147	70,322	6,728	116,574
Class R6[1]	4,845	83,325	—	—
Class I	3,770,115	63,671,477	2,745,166	47,230,182
	95,278,172	1,604,086,177	42,245,618	727,812,429
Shares redeemed:
Class A	(13,914,780)	(233,303,364)	(9,177,455)	(158,134,214)
Class C	(2,544,559)	(42,864,466)	(1,695,137)	(29,206,839)
Class R3	(131,434)	(2,190,572)	(40,205)	(696,252)
Class R6[1]	—	—	—	—
Class I	(28,121,937)	(473,067,697)	(13,478,817)	(231,891,270)
Class I – exchanges	(339,186)	(5,498,328)	—	—
	(45,051,896)	(756,924,427)	(24,391,614)	(419,928,575)
Net increase (decrease)	50,226,276	$847,161,750	17,854,004	$307,883,854
[1]	Class R6 Shares were established on June 30, 2016.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period, were as follows:

Purchases	$1,117,528,973
Sales and maturities	307,203,666

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

As of September 30, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$2,425,501,072
Gross unrealized:
Appreciation	$112,534,481
Depreciation	(17,533,906)
Net unrealized appreciation (depreciation) of investments	$95,000,575

36	NUVEEN

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, investments in partnerships, bond premium amortization adjustments, complex securities character adjustments and distribution reallocations resulted in reclassifications among the Fund’s components of net assets as of September 30, 2016, the Fund’s tax year end, as follows:

Capital paid-in	$(45,558)
Undistributed (Over-distribution of) net investment income	(2,453,887)
Accumulated net realized gain (loss)	2,499,445

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2016, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1],2	$6,925,395
Undistributed net long-term capital gains	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2016 through September 30, 2016, and paid on October 3, 2016.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended, September 30, 2016 and September 30, 2015, was designated for purposes of the dividends paid deduction as follows:

2016
Distributions from net ordinary income[2]	$114,005,705
Distributions from net long-term capital gains[3]	7,672,446

2015
Distributions from net ordinary income[2]	$83,532,714
Distributions from net long-term capital gains	7,516,575
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[3]	The Fund hereby designates as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2016.

As of September 30, 2016, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$543,841

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

NUVEEN	37

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2016, the complex-level fee for the Fund was 0.1607%.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitation may be terminated or modified only with the approval of shareholders of the Fund.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$1,897,221
Paid to financial intermediaries (Unaudited)	1,694,701

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$902,835

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$558,462

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period as follows:

CDSC retained (Unaudited)	$43,850

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.

38	NUVEEN

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

NUVEEN	39

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800)257-8787

Distribution Information: The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

%DRD	45%
%QDI	73%

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

40	NUVEEN

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch Contingent Capital USD Hedged Index: An index that tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns do not include the effects of any sales charges or management fees.

BofA/Merrill Lynch Core Plus Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Index returns do not include the effects of any sales charges or management fees.

BofA/Merrill Lynch Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144A filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or distribution schedule, and must have a minimum amount outstanding of $100 million. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA/Merrill Lynch U.S. All Capital Securities Index: An index that is comprised of a subset of the BofA/Merrill Lynch U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The BofA/Merrill Lynch U.S. Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. Index returns do not include the effects of any sales charges or management fees.

BofA/Merrill Lynch U.S. Corporate Index: An unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

BofA/Merrill Lynch U.S. High Yield Index: An unmanaged index which tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

Bloomberg Barclays USD Capital Securities Index: The Barclays USD Capital Securities component of the Barclays Global Capital Securities Index, which generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

Contingent Capital Securities (CoCos): CoCos are preferred/hybrid securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents,

NUVEEN	41

Glossary of Terms Used in this Report (continued)

usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

Custom Benchmark Index (New Comparative Index): An index that is comprised of a 60% weighting in the BofA/Merrill Lynch U.S. All Capital Securities Index and a 40% weighting in the BofA/Merrill Lynch Contingent Capital USD Hedged Index. Index returns do not include the effects of any sales charges or management fees.

Custom Benchmark Index (Old Comparative Index): An index that is comprised of a 65% weighting in the BofA/Merrill Lynch Fixed Rate Preferred Securities Index and a 35% weighting in the Bloomberg Barclays USD Capital Securities Index. Index returns do not include the effects of any sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Hybrid Security: A hybrid security combines two or more different financial instruments. A hybrid security generally combines both debt and equity characteristics.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Option-adjusted spread (OAS): An option-adjusted spread is a more meaningful spread statistic for mortgage-backed securities, which experience cash flows over multiple time periods, and for which the borrower has the option to re-pay principal at any time. OAS is based on modeled forecasts for voluntary repayments, as well as discounted cash flows, to arrive at a market-weighted spread over a known Treasury benchmark.

42	NUVEEN

Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

NUVEEN	43

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of the Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the Fund and determining whether to continue the Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following the initial term upon the Fund’s commencement of operations, the Board reviews the Investment Management Agreement and the Sub-Advisory Agreement and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Fund.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Fund including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Fund. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratio of the Fund, including information comparing such fees and expenses to that of a peer group; an assessment of shareholder services for the Fund and of the performance of certain service providers; and a review of initiatives instituted or continued during the past year; as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Fund’s investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

44	NUVEEN

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to a customized benchmark (generally, a benchmark derived from multiple recognized benchmarks) for the quarter-, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•

Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be

NUVEEN	45

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

The Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-year period and first quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. The Board determined that the Fund’s performance overall had been favorable.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of the Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to the funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered the fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Board noted that the Fund had a net management fee in line with its peer average and a net expense ratio below its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

46	NUVEEN

The Board recognized that the Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, including the Sub-Adviser, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Fund compared to that provided to other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Fund had a sub-adviser, the Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Fund by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fee for the Fund is paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

NUVEEN	47

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that, subject to certain exceptions, the funds in the Nuveen complex, including the Fund, pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the funds. In this regard, the Independent Board Members noted that additional economies of scale were shared with shareholders of the Fund through its permanent expense cap.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Fund, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Fund’s principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

48	NUVEEN

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	178
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	178
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	178
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	178

NUVEEN	49

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	178
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	178
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	178
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	178
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	178

50	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	178

Interested Trustee:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	178
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	178

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen Investments Holdings, Inc.; Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	104
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	179
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	179

NUVEEN	51

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011- 2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	179
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	179
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	179
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	179
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	179
Christopher M. Rohrbacher 1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Senior Vice President (since 2011) formerly, Vice President (2008-2011) and Assistant General Counsel (since 2008) of Nuveen Investments Holdings, Inc.; Senior Vice President and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	179
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	179
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2011); formerly Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	104

52	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	179

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

NUVEEN	53

Notes

54	NUVEEN

Notes

NUVEEN	55

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $244 billion in assets as of September 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MAN-INV5-0916P        20915-INV-Y-11/17

Mutual Funds

Nuveen Taxable Fixed Income Funds

Annual Report September 30, 2016

Share Class / Ticker Symbol
	Class A	Class C	Class R6	Class I

Nuveen NWQ Flexible Income Fund	NWQAX	NWQCX	NQWFX	NWQIX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After a sluggish first half of 2016, the U.S. economy gained some momentum in the third quarter. In fact, it was the economy’s strongest quarterly acceleration in two years, propelled by healthy consumer spending, a temporary surge in exports and a turnaround in inventories. As the year winds down, 2016 looks on track to deliver the same steady-but-slow growth that has characterized the seven-year recovery.

A year ago, the U.S. Federal Reserve (Fed) took the first step toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. Speculation about the Fed’s intentions since then has been a strong influence on the markets. Currently, with the economy modestly growing, the return to “full” employment and a recent uptick in inflation, the Fed may be encouraged to again raise its target rate at the December 2016 meeting, after remaining on hold for nearly a year.

Global conditions continue to look subdued by comparison. Investors continue to adjust to the idea of a slower Chinese economy, which has helped commodity prices stabilize and lift global inflation expectations. The U.K.’s June 23rd “Brexit” vote to leave the European Union introduced a new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere; nonetheless, growth has remained subdued.

Given muted global growth, the risk of policy errors by central banks around the world, the unfolding Brexit process and an uncertain political outlook with the U.S. transitioning to a new presidential administration followed by key elections across Europe in 2017, we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 22, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen NWQ Flexible Income Fund

The Nuveen NWQ Flexible Income Fund features portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments, Inc. Thomas J. Ray, CFA, and Susi Budiman, CFA, are the portfolio managers. Here they discuss economic and market conditions, key strategies and the performance of the Fund for the twelve-month reporting period ended September 30, 2016.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended September 30, 2016?

Over the twelve-month reporting period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For the third quarter of 2016, real GDP increased at an annual rate of 2.9%, as reported by the “advance” estimate of the Bureau of Economic Analysis, up from 1.4% in the second quarter of 2016.

The labor and housing markets improved over the reporting period, although the momentum appeared to slow toward the end of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate was little changed at 5.0% in September 2016 from 5.1% in September 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.3% annual gain in August 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 5.1%, respectively.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. Although consumer spending gains were rather muted in the latter half of 2015, a spending surge in the second quarter of 2016 helped offset weaker business investment. A backdrop of low inflation also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 1.5% over the twelve-month reporting period ended September 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

Business investment remained weak over the reporting period. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Although energy prices rebounded off their lows and the dollar pared some of its gains in the first half of 2016, caution prevailed. Financial market turbulence in early 2016 and political uncertainties surrounding the U.K.’s “Brexit” vote to leave the European Union (EU) and the upcoming U.S. presidential election dampened capital spending.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

With the current expansion considered to be on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.

Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for “safe haven” assets such as Treasury bonds and gold from January through mid-February. However, fear began to subside in March 2016, supporting assets that carry more risk. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank, some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally. At its April 2016 meeting, the Fed indicated its readiness to raise its benchmark rate at the next policy meeting in June. However, a very disappointing jobs growth report in May and the significant uncertainty surrounding the U.K.’s Brexit vote led the Fed to again hold rates steady at its June and July meetings. At the September meeting, the Fed indicated the case for increasing rates had strengthened but left the rate unchanged in anticipation of further progress toward its objectives. The Fed’s policy making committee has one more meeting in 2016, with expectations favoring a rate hike potentially in December.

The U.K.’s vote on June 23, 2016 to leave the EU caught investors off guard. In response, U.K. sterling fell precipitously, global equities were turbulent and safe-haven assets such as gold, the U.S. dollar and U.S. Treasuries saw notable inflows. However, the markets stabilized fairly quickly, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. July and August were relatively calm in the markets, then some headwinds resumed in September. Concerns about central bank actions in the U.S., Europe and Japan, as well as an escalation of European banking sector woes and uncertainty about the U.S. presidential election triggered elevated volatility in the markets during the final month of the reporting period. After the close of the reporting period, similar to the Brexit response, the unexpected result of the U.S. election contributed to choppy trading across global markets.

Early in the reporting period, macroeconomic uncertainty driven by the economic trouble in emerging economies, falling commodity prices, along with uncertainty around the Fed’s hiking cycle all contributed to the significant volatility in both equity and credit markets. By the end of the reporting period however, riskier asset classes rebounded. Common equity and high yield bonds generated total returns of 16.20% as measured by the Russell 1000® Value Index and 12.82% for the BofA/Merrill Lynch U.S. High Yield Index. Investment grade corporate bonds returned 8.45% as measured by the BofA/Merrill Lynch U.S. Corporate Index. The preferred market returned 10.05% as measured by the BofA/Merrill Lynch Fixed Rate Preferred Securities Index, underperforming the high yield and equity markets for three of the last four quarters.

How did the Fund perform during the twelve-month reporting period ended September 30, 2016?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the one-year, five-year and since inception periods ended September 30, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). During the twelve-month reporting period, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, the BofA/Merrill Lynch U.S. 50% Corporate and 50% High Yield Index and the Lipper classification average. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What was the primary investment strategy for the Fund and how did this strategy affect the Fund’s performance for the twelve-month reporting period ended September 30, 2016?

The Fund seeks to provide current income and capital appreciation. The Fund invests at least 65% of its net assets in preferred and debt securities, including up to 10% in securities issued by master limited partnerships (MLPs). Debt securities in which the Fund invests include corporate debt securities, mortgage-backed securities, taxable municipal securities and U.S. Government and agency debt securities. The Fund may invest without limit in below investment grade securities, commonly referred to as high yield or junk bonds. The Fund will invest at least 25% of its assets in securities of companies principally engaged in financial services.

The Fund seeks to achieve its investment objectives by investing in undervalued securities with attractive investment characteristics. The Fund’s portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt,

6	NUVEEN

preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on maintaining a sustainable level of income and an overall analysis for downside protection characteristics.

At end of the reporting period, the Fund had approximately 37.1% in non-investment grade bonds, 27.6% in preferred stock, 14.2% in equities, 12.4% in investment grade bonds and 4.5% in convertibles. During the reporting period, all sectors positively contributed to performance, with the industrials sector leading performance.

From an asset class perspective, our equity, high yield, preferred and investment grade holdings all positively contributed to performance as well. Our equity holdings in National Storage Affiliates Trust and Hercules Technology Growth Capital, Inc. contributed to performance. National Storage Affiliates is a self-storage real estate investment trust (REIT) that we have held since its initial public offering (IPO) in April 2016. Their first earnings release since the IPO was significantly better than expected and they also increased their dividend. Hercules Capital is a leading specialty finance company focused on providing senior secured venture growth loans to high growth, innovative venture capital-backed companies in a broadly diversified variety of technology, life sciences and sustainable and renewable technology industries. The stock performed well as the company announced solid earnings during the reporting period. Lastly, ArcelorMittal senior debt was a top contributor to performance in the industrial sector. The company is the world’s leading integrated steel and mining company. A rebound in steel prices along with a $3 billion capital injection to the firm both have helped support the performance.

Several positions detracted from performance. CVR Partners LP common stock was the leading detractor from portfolio performance as nitrogen pricing came under significant pressure in anticipation of new supply coming online in the market, coupled with lower prices for corn and soybeans. While we acknowledge the temporary disruption this supply has on the North American nitrogen market, we remain positive on the long-term story for CVR Partners. The senior debt of Gibson Brands Inc. also detracted from performance. Gibson underperformed as the company’s entry into the consumer electronics business has experienced difficulties which has weighed on its financial performance. This was partially offset by strength in its guitar business. Lastly, Gilead Sciences, Inc. common stock also detracted from portfolio performance. Gilead’s HIV franchisee continues to deliver impressive results while the hepatitis C virus (HCV) franchise has not met near-term expectations. We believe pricing for the HCV drugs is nearing a bottom and expect international opportunities to offset domestic sales declines over the next few years. Additionally, we believe the company may likely pursue an acquisition to bolster future growth opportunities.

We have always been cognizant of the risk of an interest rate rise when making investment decisions, therefore, we think the Fund has been positioned to minimize potential rate impact through investments in shorter duration preferred securities such as those with higher coupon or fix-to-float structure as well as increasing exposure to other asset classes through security selection. Effective duration would increase as interest rates rise. Furthermore, given the Fund’s ability to invest in multiple asset classes, increasing weighting in common stocks, convertibles and shorter duration high yield bonds through security selection could also help to reduce interest rate risk for the overall portfolio.

Also, during the reporting period, the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential. Overall, these covered call options had a negligible impact on performance during a volatile period in equity markets.

NUVEEN	7

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt and fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk and adverse economic developments. Concentration in the financial services sector may involve greater exposure to adverse economic or regulatory occurrences. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, covered call risk, short sale risk and derivatives risk.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of September 30, 2016, the Fund had a positive UNII balance for tax purposes and a positive UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

8	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	9

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Flexible Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2016

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	12.44%	8.22%	9.09%
Class A Shares at maximum Offering Price	7.10%	7.18%	8.31%
Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	3.08%	4.02%
BofA/Merrill Lynch U.S. 50% Corporate and 50% High Yield Index	10.70%	6.77%	7.15%
Lipper Flexible Income Funds Classification Average	7.67%	7.16%	7.64%

Class C Shares	11.58%	7.40%	8.27%
Class I Shares	12.77%	8.51%	9.38%

Cumulative
Since Inception
Class R6 Shares	4.83%

Since inception returns for Class A, C and I Shares, and for the comparative indexes and Lipper classification average, are from 12/9/09. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.36%	2.13%	1.05%	1.14%
Net Expense Ratios	1.02%	1.77%	0.68%	0.77%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% (1.25% after January 31, 2018) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2018, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

10	NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	11

Yields as of September 30, 2016

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offering price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen NWQ Flexible Income Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	4.90%	4.44%	4.41%	5.38%
SEC 30-Day Yield-Subsidized	4.65%	4.13%	5.33%	5.33%
SEC 30-Day Yield-Unsubsidized	4.44%	3.91%	4.90%	4.91%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

12	NUVEEN

Holding

Summaries as of September 30, 2016

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen NWQ Flexible Income Fund

Fund Allocation

(% of net assets)

Common Stocks	14.2%
Convertible Preferred Securities	4.5%
Preferred Stocks	0.2%
$25 Par (or similar) Retail Preferred	17.2%
Corporate Bonds	49.5%
$1,000 Par (or similar) Institutional Preferred	10.2%
Warrants	1.2%
Repurchase Agreements	2.4%
Other Assets Less Liabilities	0.6%
Net Assets	100%

Top Five Issuers

(% of net assets)

Bank of America Corporation	3.7%
Frontier Communications Corporation	3.4%
Viacom Inc.	3.3%
Micron Technology, Inc.	2.3%
Land O’Lakes Inc.	2.1%

Portfolio Composition

(% of net assets)

Banks	10.7%
Real Estate Investment Trust	8.0%
Diversified Telecommunication Services	6.6%
Wireless Telecommunication Services	5.2%
Capital Markets	5.2%
Technology Hardware, Storage & Peripherals	4.5%
Chemicals	4.3%
Food Products	3.8%
Machinery	3.6%
Consumer Finance	3.4%
Pharmaceuticals	3.4%
Media	3.3%
Insurance	3.2%
Specialty Retail	2.8%
Commercial Services & Supplies	2.7%
Semiconductors & Semiconductor Equipment	2.6%
Electric Utilities	2.2%
Food & Staples Retailing	2.2%
Other	18.1%
Warrants	1.2%
Repurchase Agreements	2.4%
Other Assets Less Liabilities	0.6%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed income investments)

A	3.5%
BBB	24.0%
BB or Lower	60.6%
N/R (not rated)	11.7%
N/A (not applicable)	0.2%
Total	100%

NUVEEN	13

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class R6 Shares reflect only the first 92 days of the Class’s operations, they may not provide a meaningful understanding of the Class’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2016.

The beginning of the period is April 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen NWQ Flexible Income Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,082.00	$1,077.20	$1,048.30	$1,083.30
Expenses Incurred During the Period	$5.00	$8.88	$1.62	$3.70
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.20	$1,016.45	$1,010.98	$1,021.45
Expenses Incurred During the Period	$4.85	$8.62	$1.59	$3.59

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.71% and 0.71% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). For Class R6, expenses are equal to the Fund’s annualized net expense ratio of 0.63% multiplied by the average account value over the period, multiplied by 92/366 (to reflect the 92 days in the period since class commencement of operations).

14	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust V:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen NWQ Flexible Income Fund (one of the funds comprising Nuveen Investment Trust V) (the “Fund”) as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. The financial highlights for the periods presented through September 30, 2013 were audited by other auditors whose report dated November 26, 2013 expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

November 28, 2016

NUVEEN	15

Nuveen NWQ Flexible Income Fund

Portfolio of Investments	September 30, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.0%

	COMMON STOCKS – 14.2%

	Air Freight & Logistics – 0.4%

12,000	United Parcel Service, Inc., Class B	$1,312,320

	Banks – 1.0%

85,100	CIT Group Inc.	3,089,130

	Biotechnology – 0.7%

27,600	Gilead Sciences, Inc.	2,183,712

	Capital Markets – 1.2%

142,184	Ares Capital Corporation	2,203,852

76,801	TPG Specialty Lending, Inc.	1,390,866
	Total Capital Markets	3,594,718

	Chemicals – 0.4%

247,826	CVR Partners LP	1,313,478

	Diversified Consumer Services – 0.4%

45,825	Stonemor Partners LP	1,147,458

	Industrial Conglomerates – 2.2%

99,400	Philips Electronics	2,941,246

31,800	Siemens AG, Sponsored ADR, (2)	3,730,776
	Total Industrial Conglomerates	6,672,022

	Media – 1.3%

97,354	National CineMedia, Inc.	1,433,051

64,400	Viacom Inc., Class B	2,453,640
	Total Media	3,886,691

	Multiline Retail – 0.5%

31,500	Nordstrom, Inc.	1,634,220

	Pharmaceuticals – 2.7%

115,900	AstraZeneca PLC, (3)	3,808,474

103,100	GlaxoSmithKline PLC	4,446,703
	Total Pharmaceuticals	8,255,177

	Real Estate Investment Trust – 1.7%

49,700	Apartment Investment & Management Company, Class A	2,281,727

118,000	MGM Growth Properties LLC	3,076,260
	Total Real Estate Investment Trust	5,357,987

	Software – 0.3%

26,900	Oracle Corporation	1,056,632

16	NUVEEN

Shares	Description (1)			Value

	Specialty Retail – 0.5%

55,700	GameStop Corporation			$1,536,763

	Tobacco – 0.9%

135,614	Vector Group Ltd.			2,919,765
	Total Common Stocks (cost $42,840,396)			43,960,073

Shares	Description (1)	Coupon	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 4.5%

	Banks – 2.2%

1,785	Bank of America Corporation	7.250%	BB+	$2,179,199

3,405	Wells Fargo & Company	7.500%	BBB	4,455,784
	Total Banks			6,634,983

	Diversified Telecommunication Services – 0.9%

32,600	Frontier Communications Corporation	11.125%	N/R	2,735,466

	Electric Utilities – 0.7%

44,225	Great Plains Energy Inc.	7.000%	N/R	2,277,145

	Pharmaceuticals – 0.7%

2,650	Teva Pharmaceutical Industries Limited, (2)	7.000%	N/R	2,145,440
	Total Convertible Preferred Securities (cost $13,895,424)			13,793,034

Shares	Description (1)	Coupon	Ratings (4)	Value

	PREFERRED STOCKS – 0.2%

	Real Estate Investment Trust – 0.2%

18,600	Penn Real Estate Investment Trust	7.375%	N/A	$481,740
	Total Preferred Stocks (cost $435,588)			481,740

Shares	Description (1)	Coupon	Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 17.2%

	Banks – 1.6%

27,995	Boston Private Financial Holdings Inc.	6.950%	N/R	$733,749

12,965	Citigroup Inc.	6.875%	BB+	373,522

24,755	Cowen Group, Inc.	8.250%	N/R	667,890

35,731	FNB Corporation	7.250%	Ba2	1,053,350

38,450	HSBC Holdings PLC	8.000%	Baa1	1,003,930

47,000	Huntington BancShares Inc.	6.250%	Baa3	1,294,380
	Total Banks			5,126,821

	Capital Markets – 3.1%

52,900	Charles Schwab Corporation	6.000%	BBB	1,456,337

43,700	Hercules Technology Growth Capital Incorporated	6.250%	BBB–	1,132,704

150,626	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	3,767,156

NUVEEN	17

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments	September 30, 2016

Shares	Description (1)	Coupon	Ratings (4)	Value

	Capital Markets (continued)

81,632	Morgan Stanley	7.125%	Ba1	$2,408,960

29,209	Solar Capital Limited	6.750%	BBB–	746,582
	Total Capital Markets			9,511,739

	Consumer Finance – 1.6%

17,950	Capital One Financial Corporation	6.700%	Baa3	504,934

125,640	GMAC Capital Trust I	8.125%	B+	3,192,512

23,563	SLM Corporation, Series A	6.970%	Ba3	1,211,374
	Total Consumer Finance			4,908,820

	Food Products – 1.7%

77,924	CHS Inc.	7.100%	N/R	2,334,603

99,472	CHS Inc.	6.750%	N/R	2,847,883
	Total Food Products			5,182,486

	Insurance – 2.9%

62,573	Argo Group US Inc.	6.500%	BBB–	1,623,144

48,411	Endurance Specialty Holdings Limited	6.350%	BBB–	1,355,508

36,803	Kemper Corporation	7.375%	Ba1	985,216

38,074	Maiden Holdings NA Limited	8.000%	BBB–	977,360

43,184	Maiden Holdings NA Limited	7.750%	BBB–	1,162,945

105,955	National General Holding Company	7.625%	N/R	2,753,770
	Total Insurance			8,857,943

	Oil, Gas & Consumable Fuels – 0.3%

16,000	Scorpio Tankers Inc.	7.500%	N/R	405,120

25,952	Scorpio Tankers Inc.	6.750%	N/R	617,397
	Total Oil, Gas & Consumable Fuels			1,022,517

	Real Estate Investment Trust – 3.9%

20,001	Cedar Shopping Centers Inc., Series A	7.250%	N/R	514,026

25,405	Colony Financial Inc.	8.500%	N/R	651,638

11,344	Colony Financial Inc.	7.500%	N/R	285,302

33,836	Coresite Realty Corporation	7.250%	N/R	875,337

67,403	Digital Realty Trust Inc.	7.375%	Baa3	1,852,908

93,900	Dupont Fabros Technology	6.625%	Ba2	2,656,431

28,748	Northstar Realty Finance Corporation	8.750%	N/R	733,074

11,273	Northstar Realty Finance Corporation	8.875%	N/R	287,800

14,960	Penn Real Estate Investment Trust	8.250%	N/R	383,574

26,656	Retail Properties of America	7.000%	BB	689,058

11,893	Summit Hotel Properties Inc.	7.875%	N/R	310,764

100,658	VEREIT, Inc.	6.700%	N/R	2,681,529
	Total Real Estate Investment Trust			11,921,441

	Real Estate Management & Development – 0.3%

30,543	Kennedy-Wilson Inc.	7.750%	BB–	832,908

18	NUVEEN

Shares	Description (1)	Coupon		Ratings (4)	Value

	Specialty Retail – 0.4%

54,570	TravelCenters of America LLC	8.000%		N/R	$1,394,264

	Wireless Telecommunication Services – 1.4%

159,040	United States Cellular Corporation	7.250%		Ba1	4,240,006
	Total $25 Par (or similar) Retail Preferred (cost $50,005,889)				52,998,945

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 49.5%

	Aerospace & Defense – 0.5%

$1,550	Triumph Group Inc.	4.875%	4/01/21	Ba3	$1,478,313

	Automobiles – 1.0%

2,590	General Motors Corporation	6.600%	4/01/36	BBB–	3,121,787

	Banks – 0.9%

2,450	Bank of America Corporation	6.300%	3/10/66	BB+	2,661,313

	Beverages – 2.1%

3,700	Anheuser Busch InBev Finance Inc.	4.900%	2/01/46	A–	4,437,588

825	Cott Beverages Inc.	5.375%	7/01/22	B–	849,750

1,275	Cott Beverages Inc.	6.750%	1/01/20	B–	1,329,188
5,800	Total Beverages				6,616,526

	Biotechnology – 0.7%

2,325	AMAG Pharmaceuticals Inc., 144A	7.875%	9/01/23	B+	2,220,375

	Capital Markets – 0.5%

1,350	Raymond James Financial Inc.	4.950%	7/15/46	BBB	1,377,458

	Chemicals – 3.8%

3,798	A Schulman Inc., 144A	6.875%	6/01/23	B+	3,835,980

2,400	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	2,319,000

2,775	Trinseo Materials Operating, 144A	6.750%	5/01/22	B+	2,934,563

1,500	Univar Inc., 144A	6.750%	7/15/23	B	1,545,000

1,185	Versum Materials, Inc., 144A	5.500%	9/30/24	BB–	1,217,588
11,658	Total Chemicals				11,852,131

	Commercial Services & Supplies – 2.7%

2,365	GFL Environmental Corporation, 144A	7.875%	4/01/20	B–	2,483,250

1,300	GFL Environmental Corporation, 144A	9.875%	2/01/21	B–	1,423,500

675	R.R. Donnelley & Sons Company	6.000%	4/01/24	BB–	669,938

3,672	R.R. Donnelley & Sons Company	6.500%	11/15/23	BB–	3,699,540
8,012	Total Commercial Services & Supplies				8,276,228

	Consumer Finance – 1.5%

1,375	Ally Financial Inc.	5.750%	11/20/25	BB	1,438,594

NUVEEN	19

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments	September 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Consumer Finance (continued)

$3,045	Navient Corporation	8.000%	3/25/20	BB	$3,265,763
4,420	Total Consumer Finance				4,704,357

	Diversified Telecommunication Services – 5.7%

7,075	CenturyLink Inc.	7.650%	3/15/42	BB+	6,102,186

7,355	Frontier Communications Corporation	11.000%	9/15/25	BB	7,667,586

2,825	GCI Inc.	6.875%	4/15/25	BB–	2,895,625

871	US West Communications Company	6.875%	9/15/33	BBB–	869,626
18,126	Total Diversified Telecommunication Services				17,535,023

	Food & Staples Retailing – 2.2%

3,960	Rite Aid Corporation, 144A	6.125%	4/01/23	B	4,266,900

2,350	Whole Foods Market Inc., 144A	5.200%	12/03/25	BBB–	2,553,750
6,310	Total Food & Staples Retailing				6,820,650

	Health Care Providers & Services – 1.8%

2,885	Kindred Healthcare Inc.	8.000%	1/15/20	B–	2,935,488

2,550	Molina Healthcare Inc.	5.375%	11/15/22	BB	2,632,875
5,435	Total Health Care Providers & Services				5,568,363

	Hotels, Restaurants & Leisure – 1.0%

2,775	McDonald’s Corporation	4.875%	12/09/45	BBB+	3,228,715

	Household Durables – 0.9%

2,700	Tempur Sealy International, Inc., 144A	5.500%	6/15/26	BB	2,781,000

	Household Products – 0.6%

1,800	Energizer SpinCo Inc., 144A	5.500%	6/15/25	BB	1,854,000

	Internet Software & Services – 0.2%

675	Donnelley Financial Solutions, Inc., 144A	8.250%	10/15/24	B	683,438

	Machinery – 3.6%

2,550	Automation Tooling Systems, Inc., 144A	6.500%	6/15/23	B+	2,613,750

2,700	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	2,829,600

1,835	Meritor Inc.	6.750%	6/15/21	B+	1,857,938

3,625	Terex Corporation	6.000%	5/15/21	BB	3,706,563
10,710	Total Machinery				11,007,851

	Media – 2.0%

2,575	Dish DBS Corporation, 144A	7.750%	7/01/26	Ba3	2,735,938

3,615	Dish DBS Corporation	5.875%	11/15/24	Ba3	3,569,813
6,190	Total Media				6,305,751

	Metals & Mining – 0.9%

1,300	ArcelorMittal	8.000%	10/15/39	BB+	1,404,000

20	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Metals & Mining (continued)

$1,300	Southern Copper Corporation	5.875%	4/23/45	BBB+	$1,297,005
2,600	Total Metals & Mining				2,701,005

	Real Estate Investment Trust – 2.2%

2,925	Communications Sales & Leasing Inc.	8.250%	10/15/23	BB–	3,069,758

650	Iron Mountain Inc.	5.750%	8/15/24	B	667,875

800	Iron Mountain Inc.	6.000%	8/15/23	BB–	854,000

2,200	Select Income REIT	4.500%	2/01/25	Baa2	2,222,735
6,575	Total Real Estate Investment Trust				6,814,368

	Real Estate Management & Development – 1.9%

3,820	Greystar Real Estate Partners, LLC, 144A	8.250%	12/01/22	BB–	4,049,200

1,650	Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	1,662,375
5,470	Total Real Estate Management & Development				5,711,575

	Semiconductors & Semiconductor Equipment – 2.6%

900	Amkor Technology Inc.	6.625%	6/01/21	BB	927,000

2,100	Micron Technology, Inc., 144A	7.500%	9/15/23	Baa2	2,332,554

5,070	Micron Technology, Inc., 144A	5.625%	1/15/26	BB	4,879,875
8,070	Total Semiconductors & Semiconductor Equipment				8,139,429

	Specialty Retail – 1.9%

5,350	L Brands, Inc.	6.875%	11/01/35	BB+	5,831,498

	Technology Hardware, Storage & Peripherals – 4.5%

4,240	Hewlett Packard Enterprise Co, 144A	6.350%	10/15/45	A–	4,384,440

5,365	Seagate HDD Cayman	4.875%	6/01/27	BBB–	4,764,120

3,975	Western Digital Corporation, 144A	10.500%	4/01/24	BB+	4,615,969
13,580	Total Technology Hardware, Storage & Peripherals				13,764,529

	Wireless Telecommunication Services – 3.8%

3,986	Altice Financing SA, 144A	7.500%	5/15/26	BB–	4,150,423

6,519	Viacom Inc.	6.875%	4/30/36	BBB	7,704,541
10,505	Total Wireless Telecommunication Services				11,854,964
$147,026	Total Corporate Bonds (cost $146,404,568)				152,910,647

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 10.2%

	Banks – 5.0%

2,750	Bank of America Corporation	6.500%	N/A (5)	BB+	$2,978,594

925	Citigroup Inc.	5.800%	N/A (5)	BB+	930,781

2,225	Citigroup Inc.	5.950%	N/A (5)	BB+	2,269,723

2,080	Citigroup Inc.	6.250%	N/A (5)	BB+	2,240,549

NUVEEN	21

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments	September 30, 2016

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Banks (continued)

775	Cobank Agricultural Credit Bank	6.250%	N/A (5)	BBB+	$848,696

1,625	JPMorgan Chase & Company	6.750%	N/A (5)	BBB–	1,811,875

1,325	PNC Financial Services Inc.	6.750%	N/A (5)	Baa2	1,484,000

925	Wells Fargo & Company	5.875%	N/A (5)	BBB	1,003,625

1,692	Zions Bancorporation	7.200%	N/A (5)	BB–	1,808,325
	Total Banks				15,376,168

	Capital Markets – 0.5%

1,400	Goldman Sachs Group Inc.	5.300%	N/A (5)	Ba1	1,435,000

	Consumer Finance – 0.3%

875	Capital One Financial Corporation	5.550%	N/A (5)	Baa3	890,313

	Electric Utilities – 1.5%

4,270	Emera, Inc.	6.750%	6/15/76	BBB–	4,592,385

	Energy Equipment & Services – 0.5%

1,525	Transcanada Trust	5.875%	8/15/76	BBB	1,613,450

	Food Products – 2.1%

4,900	Land O’Lakes Inc., 144A	8.000%	N/A (5)	BB	5,071,498

1,450	Land O’Lakes Inc., 144A	8.000%	N/A (5)	BB	1,500,750
	Total Food Products				6,572,248

	Insurance – 0.3%

900	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	1,053,000
	Total $1,000 Par (or similar) Institutional Preferred (cost $30,542,488)				31,532,564

Shares	Description (1)				Value

	WARRANTS – 1.2%

65,360	Merrill Lynch International Company CV				$3,524,865
	Total Warrants (cost $3,332,958)				3,524,865
	Total Long-Term Investments (cost $287,457,311)				299,201,868

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 2.4%

	REPURCHASE AGREEMENTS – 2.4%

$7,488	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/16, repurchase price $7,488,351, collateralized by $6,745,000 U.S. Treasury Bonds, 2.875%, due 8/15/45, value $7,638,713	0.030%	10/03/16		$7,488,332
	Total Short-Term Investments (cost $7,488,332)				7,488,332
	Total Investments (cost $294,945,643) – 99.4%				306,690,200
	Other Assets Less Liabilities – 0.6% (6)				1,997,069
	Net Assets – 100%				$308,687,269

22	NUVEEN

Investments in Derivatives as of September 30, 2016

Options written

Number of Contracts	Description	Notional Amount (7)	Expiration Date	Strike Price	Value

(374)	CIT Group Inc.	$(1,383,800)	10/21/16	$37.0	$(27,676)

(315)	Nordstrom Inc.	(1,496,250)	1/20/17	47.5	(196,088)
(689)	Total Options written (premiums received $126,200)	$(2,880,050)			$(223,764)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investment in derivatives.

(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Rating are not covered by the report of independent registered public accounting firm.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities, when applicable.

(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	23

Statement of

Assets and Liabilities	September 30, 2016

Assets
Long-term investments, at value (cost $287,457,311)	$299,201,868
Short-term investments, at value (cost approximates value)	7,488,332
Cash	864,013
Receivable for:
Dividends	277,287
Interest	3,326,567
Investments sold	337,933
Reclaims	534
Shares sold	4,426,770
Other assets	51,073
Total assets	315,974,377
Liabilities
Options written, at value (premiums received $126,200)	223,764
Payable for:
Dividends	47,182
Investments purchased	5,891,851
Shares redeemed	813,589
Accrued expenses:
Management fees	115,670
Trustees fees	1,306
12b-1 distribution and service fees	69,393
Other	124,353
Total liabilities	7,287,108
Net assets	$308,687,269
Class A Shares
Net assets	$97,078,500
Shares outstanding	4,450,179
Net asset value (“NAV”) per share	$21.81
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$22.90
Class C Shares
Net assets	$65,833,076
Shares outstanding	3,023,486
NAV and offering price per share	$21.77
Class R6 Shares
Net assets	$326,175
Shares outstanding	14,907
NAV and offering price per share	$21.88
Class I Shares
Net assets	$145,449,518
Shares outstanding	6,658,464
NAV and offering price per share	$21.84
Net assets consist of:
Capital paid-in	$304,919,429
Undistrubuted (Over-distribution of) net investment income	58,357
Accumulated net realized gain (loss)	(7,937,510)
Net unrealized appreciation (depreciation)	11,646,993
Net assets	$308,687,269
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

24	NUVEEN

Statement of

Operations	Year Ended September 30, 2016

Investment Income
Dividends (net of tax withheld of $27,739)	$5,376,703
Interest	7,656,029
Total investment income	13,032,732
Expenses
Management fees	1,478,865
12b-1 service fees – Class A Shares	168,145
12b-1 distribution and service fees – Class C Shares	375,176
Shareholder servicing agent fees	234,080
Custodian fees	53,946
Trustees fees	5,336
Professional fees	41,607
Shareholder reporting expenses	60,062
Federal and state registration fees	81,217
Other	10,818
Total expenses before fee waiver/expense reimbursement	2,509,252
Fee waiver/expense reimbursement	(475,184)
Net expenses	2,034,068
Net investment income (loss)	10,998,664
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(3,289,549)
Options written	235,501
Change in net unrealized appreciation (depreciation) of:
Investments	17,459,183
Options written	(141,475)
Net realized and unrealized gain (loss)	14,263,660
Net increase (decrease) in net assets from operations	$25,262,324

See accompanying notes to financial statements.

NUVEEN	25

Statement of

Changes in Net Assets

	Year Ended 9/30/16	Year Ended 9/30/15
Operations
Net investment income (loss)	$10,998,664	$6,336,080
Net realized gain (loss) from:
Investments	(3,289,549)	(5,455,059)
Options written	235,501	358,090
Securities sold short	—	2,497
Change in net unrealized appreciation (depreciation) of:
Investments	17,459,183	(5,449,780)
Options written	(141,475)	43,912
Net increase (decrease) in net assets from operations	25,262,324	(4,164,260)
Distributions to Shareholders
From net investment income:
Class A Shares	(3,592,618)	(2,819,336)
Class C Shares	(1,717,323)	(522,569)
Class R6 Shares[1]	(454)	—
Class I Shares	(5,838,049)	(2,903,776)
Decrease in net assets from distributions to shareholders	(11,148,444)	(6,245,681)
Fund Share Transactions
Proceeds from sale of shares	203,807,546	126,247,181
Proceeds from shares issued to shareholders due to reinvestment of distributions	10,743,489	6,116,379
	214,551,035	132,363,560
Cost of shares redeemed	(70,192,898)	(77,442,211)
Net increase (decrease) in net assets from Fund share transactions	144,358,137	54,921,349
Net increase (decrease) in net assets	158,472,017	44,511,408
Net assets at the beginning of period	150,215,252	105,703,844
Net assets at the end of period	$308,687,269	$150,215,252
Undistributed (Over-distribution of) net investment income at the end of period	$58,357	$350,861

1	Class R6 Shares were established on June 30, 2016.

See accompanying notes to financial statements.

26	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	27

Financial

Highlights

Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/09)
2016	$20.47	$1.10	$1.36	$2.46	$(1.12)	$—	$(1.12)	$21.81
2015	21.97	1.10	(1.50)	(0.40)	(1.10)	—	(1.10)	20.47
2014	20.70	1.23	1.13	2.36	(1.09)	—	(1.09)	21.97
2013	22.41	1.14	(0.85)	0.29	(1.18)	(0.82)	(2.00)	20.70
2012	21.22	1.21	2.56	3.77	(1.21)	(1.37)	(2.58)	22.41
Class C (12/09)
2016	20.43	0.94	1.37	2.31	(0.97)	—	(0.97)	21.77
2015	21.93	0.93	(1.49)	(0.56)	(0.94)	—	(0.94)	20.43
2014	20.66	1.05	1.15	2.20	(0.93)	—	(0.93)	21.93
2013	22.37	0.98	(0.86)	0.12	(1.01)	(0.82)	(1.83)	20.66
2012	21.19	1.05	2.55	3.60	(1.05)	(1.37)	(2.42)	22.37
Class R6 (6/16)
2016(e)	21.12	0.34	0.68	1.02	(0.26)	—	(0.26)	21.88
Class I (12/09)
2016	20.49	1.15	1.38	2.53	(1.18)	—	(1.18)	21.84
2015	22.00	1.19	(1.54)	(0.35)	(1.16)	—	(1.16)	20.49
2014	20.72	1.26	1.17	2.43	(1.15)	—	(1.15)	22.00
2013	22.42	1.24	(0.88)	0.36	(1.24)	(0.82)	(2.06)	20.72
2012	21.23	1.28	2.55	3.83	(1.27)	(1.37)	(2.64)	22.42

28	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

12.44%	$97,079	1.19%		5.05%		0.96%		5.28%		37%
(1.94)	55,180	1.29		4.77		0.96		5.10		125
11.64	78,394	1.45		5.20		0.97		5.69		80
1.21	17,635	1.92		4.47		0.97		5.42		47
19.24	560	4.52		2.07		0.97		5.62		85

11.58	65,833	1.93		4.29		1.71		4.51		37
(2.70)	17,704	2.06		4.01		1.71		4.35		125
10.82	6,732	2.20		4.38		1.72		4.87		80
0.45	4,555	2.79		3.56		1.72		4.63		47
18.32	559	5.27		1.32		1.72		4.87		85

4.83	326	0.96	*	7.40	*	0.63	*	7.74	*	37

12.77	145,450	0.94		5.29		0.71		5.52		37
(1.74)	77,332	1.07		5.16		0.71		5.51		125
11.95	20,578	1.21		5.35		0.72		5.84		80
1.53	17,254	1.64		5.00		0.72		5.92		47
19.53	1,130	3.59		3.08		0.72		5.94		85

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through September 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	29

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen NWQ Flexible Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is September 30, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolio of the Fund.

Investment Objective

The Fund seeks to provide current income and capital appreciation.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

30	NUVEEN

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their settled shares.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

NUVEEN	31

Notes to Financial Statements (continued)

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Fund’s Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$40,229,297	$3,730,776	**	$—	$43,960,073
Convertible Preferred Securities	11,647,594	2,145,440	**	—	13,793,034
Preferred Stocks	481,740	—		—	481,740
$25 Par (or similar) Retail Preferred	52,998,945	—		—	52,998,945
Corporate Bonds	—	152,910,647		—	152,910,647
$1,000 Par (or similar) Institutional Preferred	—	31,532,564		—	31,532,564
Warrants	—	3,524,865		—	3,524,865
Short-Term Investments:
Repurchase Agreements	—	7,488,332		—	7,488,332
Investments in Derivatives:
Options Written	(223,764)	—		—	(223,764)
Total	$105,133,812	$201,332,624		$—	$306,466,436
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s

32	NUVEEN

dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$7,488,332	$(7,488,332)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or a Fund enters into a closing purchase transaction. The changes in the value of options

NUVEEN	33

Notes to Financial Statements (continued)

purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential.

The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$(4,327,840)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options written by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Options written, at value	$(223,764)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options	$235,501	$(141,475)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

34	NUVEEN

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 9/30/16		Year Ended 9/30/15
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,366,097	$70,820,546	1,772,549	$38,363,872
Class C	2,356,226	49,524,250	623,374	13,415,232
Class R6[1]	14,907	325,000	—	—
Class I	3,964,322	83,137,750	3,457,485	74,468,077
Shares issued to shareholders due to reinvestment of distributions:
Class A	169,674	3,565,924	128,610	2,768,417
Class C	80,610	1,697,068	23,210	497,217
Class R6[1]	—	—	—	—
Class I	260,226	5,480,497	132,498	2,850,745
	10,212,062	214,551,035	6,137,726	132,363,560
Shares redeemed:
Class A	(1,781,877)	(36,366,073)	(2,772,760)	(59,386,897)
Class C	(279,916)	(5,838,858)	(86,977)	(1,878,124)
Class R6[1]	—	—	—	—
Class I	(1,339,448)	(27,987,967)	(752,088)	(16,177,190)
	(3,401,241)	(70,192,898)	(3,611,825)	(77,442,211)
Net increase (decrease)	6,810,821	$144,358,137	2,525,901	$54,921,349
1	Class R6 Shares were established on June 30, 2016.

5. Investment Transactions

Long-term purchases and sales (including maturities, but excluding derivative transactions) during the current fiscal period aggregated $218,392,752 and $75,758,831, respectively.

Transactions in options written during the current fiscal period were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	2,819	$229,464
Options written	6,321	435,900
Options terminated in closing purchase transactions	(5,006)	(341,123)
Options expired	(3,350)	(182,085)
Options exercised	(95)	(15,956)
Options outstanding, end of period	689	$126,200

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

NUVEEN	35

Notes to Financial Statements (continued)

As of September 30, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$295,146,075
Gross unrealized:
Appreciation	$13,795,266
Depreciation	(2,251,141)
Net unrealized appreciation (depreciation) of investments	$11,544,125

Permanent differences, primarily due to federal taxes paid, bond premium amortization adjustments, complex securities character adjustments and investments in partnerships, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2016, the Fund’s tax year end, as follows:

Capital paid-in	$(5,328)
Undistributed (Over-distribution of) net investment income	(142,724)
Accumulated net realized gain (loss)	148,052

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2016, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1,2]	$1,359,342
Undistributed net long-term capital gains	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2016 through September 30, 2016 and paid on October 3, 2016.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended September 30, 2016 and September 30, 2015, was designated for purposes of the dividends paid deduction as follows:

2016
Distributions from net ordinary income[2]	$10,560,016
Distributions from net long-term capital gains	—

2015
Distributions from net ordinary income[2]	$5,980,549
Distributions from net long-term capital gains	25,610
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2016, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$7,786,113

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

36	NUVEEN

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2016, the complex-level fee for the Fund was 0.1607%.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% through January 31, 2018 (1.25% after January 31, 2018), of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitation expiring January 31, 2018 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$773,620
Paid to financial intermediaries (Unaudited)	691,708

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$535,832

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$256,527

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period as follows:

CDSC retained (Unaudited)	$17,346

As of the end of the reporting period, Nuveen owned 1,184 shares of Class R6.

NUVEEN	37

Notes to Financial Statements (continued)

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

38	NUVEEN

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser NWQ Investment Management Company, LLC 2049 Century Park East Los Angeles, CA 90097	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

%QDI	39%
%DRD	36%

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	39

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). Index returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

BofA/Merrill Lynch U.S. 50% Corporate and 50% High Yield Index: An index that tracks the performance of U.S. dollar denominated investment grade and sub-investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

BofA/Merrill Lynch U.S. Corporate Index: An unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

BofA/Merrill Lynch U.S. High Yield Index: An unmanaged index which tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

Bloomberg Barclays U.S. Aggregate Bond Index: An index that tracks the performance of U.S. investment grade fixed-rate bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

40	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of the Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the Fund and determining whether to continue the Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and NWQ Investment Management Company, LLC (the “Sub-Adviser”). Following the initial term upon the Fund’s commencement of operations, the Board reviews the Investment Management Agreement and the Sub-Advisory Agreement and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Fund.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Fund including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Fund. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratio of the Fund, including information comparing such fees and expenses to that of a peer group; an assessment of shareholder services for the Fund and of the performance of certain service providers; and a review of initiatives instituted or continued during the past year; as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Fund’s investment performance and consider an analysis by the Adviser of the Sub- Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and

NUVEEN	41

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

(f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to a recognized benchmark for the quarter-, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

42	NUVEEN

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

The Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the one- and three-year periods and second quartile in the five-year period. Although the Fund narrowly underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. The Board determined that the Fund’s performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of the Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to the funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered the fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Board noted that the Fund had a net management fee and net expense ratio below its respective peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that the Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, including the Sub-Adviser, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Fund compared to that provided to other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Fund had a sub-adviser, the Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Fund by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fee for the Fund is paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to

44	NUVEEN

receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that, subject to certain exceptions, the funds in the Nuveen complex, including the Fund, pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the funds. In this regard, the Independent Board Members noted that additional economies of scale were shared with shareholders of the Fund through its temporary and permanent expense caps.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Fund, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Fund’s principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

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Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	178
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	178
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	178
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	178

46	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	178
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	178
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	178
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	178
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	178

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Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	178

Interested Trustee:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	178
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	178

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen Investments Holdings, Inc.; Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	104
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	179
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	179

48	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011- 2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	179
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	179
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	179
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	179
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	179
Christopher M. Rohrbacher 1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Senior Vice President (since 2011) formerly, Vice President (2008-2011) and Assistant General Counsel (since 2008) of Nuveen Investments Holdings, Inc.; Senior Vice President and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	179
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	179
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2011); formerly Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	104

NUVEEN	49

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	179

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

50	NUVEEN

Notes

NUVEEN	51

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $244 billion in assets as of September 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MAN-NFI-0916P        20916-INV-Y-11/17

Mutual Funds

Nuveen Commodity Strategy Funds

Annual Report September 30, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen Gresham Diversified Commodity Strategy Fund	NGVAX	NGVCX	NGVIX
Nuveen Gresham Long/Short Commodity Strategy Fund	NGSAX	NGSCX	NGSIX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After a sluggish first half of 2016, the U.S. economy gained some momentum in the third quarter. In fact, it was the economy’s strongest quarterly acceleration in two years, propelled by healthy consumer spending, a temporary surge in exports and a turnaround in inventories. As the year winds down, 2016 looks on track to deliver the same steady-but-slow growth that has characterized the seven-year recovery.

A year ago, the U.S. Federal Reserve (Fed) took the first step toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. Speculation about the Fed’s intentions since then has been a strong influence on the markets. Currently, with the economy modestly growing, the return to “full” employment and a recent uptick in inflation, the Fed may be encouraged to again raise its target rate at the December 2016 meeting, after remaining on hold for nearly a year.

Global conditions continue to look subdued by comparison. Investors continue to adjust to the idea of a slower Chinese economy, which has helped commodity prices stabilize and lift global inflation expectations. The U.K.’s June 23rd “Brexit” vote to leave the European Union introduced a new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere; nonetheless, growth has remained subdued.

Given muted global growth, the risk of policy errors by central banks around the world, the unfolding Brexit process and an uncertain political outlook with the U.S. transitioning to a new presidential administration followed by key elections across Europe in 2017, we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 22, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Gresham Diversified Commodity Strategy Fund

Nuveen Gresham Long/Short Commodity Strategy Fund

These Funds are managed by Nuveen Fund Advisors, LLC, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Funds’ sub-advisers are Gresham Investment Management LLC, acting through its Near Term Active division (Gresham), and Nuveen Asset Management, LLC (Nuveen Asset Management), each of which is an affiliate of Nuveen. Susan Wager, Randy Migdal and John Clarke from Gresham manage the Funds’ commodity investments and Chris Neuharth, Wan-Chong Kung, CFA, and Chad Kemper, from Nuveen Asset Management manages the Funds’ fixed income investments. Susan and Randy have managed the Funds since their inceptions on July 30, 2012, while Chris, Wan-Chong and Chad have managed the Funds since December 1, 2015. John Clarke has managed the Funds since March 18, 2016.

Effective December 1, 2015, Chris Neuharth, Wan-Chong Kung, CFA, and Chad Kemper from Nuveen Asset Management replaced Doug Baker as portfolio managers of the Funds.

Effective December 1, 2015, the investment strategy for the collateral portfolio for the Nuveen Gresham Long/Short Commodity Strategy Fund changed to a multi-sector, short-term bond strategy that includes the investment in up to 10% in securities rated below investment grade and in foreign issuers rated investment grade from developed countries. Additional portfolio strategy changes for the Nuveen Gresham Long/Short Commodity Strategy Fund include:

•	Eligible investments in the collateral portfolio have changed from cash equivalents, U.S. government securities and other high quality short term debt securities with final terms not exceeding one year at the time of investment to debt securities including (i) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, (ii) securities issued or guaranteed by foreign governments, or their political subdivisions or agencies or instrumentalities, (iii) U.S. and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, (iv) asset- backed securities; and (v) residential and commercial mortgage-backed securities.

•	A maximum three year average effective duration for the Nuveen Asset Management sleeve replaces the maximum absolute maturity per issue of one year policy;

•	Maximum 10% of the Nuveen Asset Management sleeve’s net assets in securities rated below investment grade. No investment in securities rated lower than ‘B’ at the time of purchase or in unrated securities of comparable quality as determined by Nuveen Asset Management;

•	No limit to the investment in investment grade non-US issuers from developed countries. All investments must be USD denominated;

•	The Fund now has the ability to invest in certain types of derivatives; and

•	The addition of the Bloomberg Barclays Government/Credit 1-3 Year Bond Index as a secondary benchmark for the Fund.

Effective March 18, 2016, John Clarke from Gresham was added as a portfolio manager of the Funds. Also, effective March 18, 2016, the portion of each Fund’s portfolio managed by Gresham may now invest in U.S. Treasury securities for the purpose of posting margin on its commodity futures contracts.

Here the managers review general market conditions and trends, key strategies and the performance of the Funds for the twelve-month reporting period ended September 30, 2016.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

What were the general market conditions and trends during the twelve-month reporting period ended September 30, 2016?

Over the twelve-month reporting period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For the third quarter of 2016, real GDP increased at an annual rate of 2.9%, as reported by the “advance” estimate of the Bureau of Economic Analysis, up from 1.4% in the second quarter of 2016.

The labor and housing markets improved over the reporting period, although the momentum appeared to slow toward the end of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate was little changed at 5.0% in September 2016 from 5.1% in September 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.3% annual gain in August 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 5.1%, respectively.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. Although consumer spending gains were rather muted in the latter half of 2015, a spending surge in the second quarter of 2016 helped offset weaker business investment. A backdrop of low inflation also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 1.5% over the twelve-month reporting period ended September 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

Business investment remained weak over the reporting period. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Although energy prices rebounded off their lows and the dollar pared some of its gains in the first half of 2016, caution prevailed. Financial market turbulence in early 2016 and political uncertainties surrounding the U.K.’s “Brexit” vote to leave the European Union (EU) and the upcoming U.S. presidential election dampened capital spending.

With the current expansion considered to be on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.

Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for “safe haven” assets such as Treasury bonds and gold from January through mid-February. However, fear began to subside in March 2016, supporting assets that carry more risk. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank, some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally. At its April 2016 meeting, the Fed indicated its readiness to raise its benchmark rate at the next policy meeting in June. However, a very disappointing jobs growth report in May and the significant uncertainty surrounding the U.K.’s Brexit vote led the Fed to again hold rates steady at its June and July meetings. At the September meeting, the Fed indicated the case for increasing rates had strengthened but left the rate unchanged in anticipation of further progress toward its objectives. The Fed’s policy making committee has one more meeting in 2016, with expectations favoring a rate hike potentially in December.

The U.K.’s vote on June 23, 2016 to leave the EU caught investors off guard. In response, U.K. sterling fell precipitously, global equities were turbulent and safe-haven assets such as gold, the U.S. dollar and U.S. Treasuries saw notable inflows. However, the markets stabilized fairly quickly, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. July and August were relatively calm in the markets, then some headwinds resumed in September. Concerns about central bank

6	NUVEEN

actions in the U.S., Europe and Japan, as well as an escalation of European banking sector woes and uncertainty about the U.S. presidential election triggered elevated volatility in the markets during the final month of the reporting period. After the close of the reporting period, similar to the Brexit response, the unexpected result of the U.S. election contributed to choppy trading across global markets.

The broad commodity market ended the twelve-month reporting period modestly lower, as measured by the Bloomberg Commodity Index (“BCOM”). Concerns about waning global growth and China’s economic slowdown, speculation about the Fed’s interest rate movements and a fluctuating U.S. dollar kept investor sentiment for commodities off balance during the reporting period. On the positive side, the macroeconomic uncertainty provided a bullish backdrop for precious metals commodities. Renewed demand for gold propelled prices higher, as investors sought a hedge against risk and/or a store of value in a low-to-negative interest rate environment. However, periods of dollar strength, which hurts the buying power of foreign buyers, tended to put a cap on commodity gains, and worries about the state of the global economy weighed on demand expectations for raw materials such as industrial metals and energy commodities.

Weather was another prominent factor driving commodity markets, as the El Nino weather phenomenon from winter 2015 to spring 2016 brought lower rainfalls to Southeast Asia and India, drought in Brazil and flooding in Argentina. As a result, soft commodities such as sugar, white sugar (held in the Funds but not represented in the BCOM), coffee and cotton saw meaningful price appreciation over the reporting period. Sugar was the BCOM’s best-performing individual commodity, with a forecasted global supply deficit sparking a strong rally.

Other commodities, however, remained overwhelmed by supply. Although excess inventories began to moderate as the extended period of lower commodity prices restrained production, the fundamental story across several commodity complexes remained one of supply gluts. Crude oil was hit particularly hard in early 2016, falling to a 13-year low price, amid bearish forecasts for continuing supply-demand imbalances and a depressed global economy. Natural gas prices remained under pressure from ample storage and lower-than-expected demand. The livestock group also suffered precipitous declines amid robust supply and modest demand. Cheap feed has helped rebuild cattle herds, as well as produce heavier calves and hogs. Beef demand has been diminished by retail price competition with other, cheaper proteins, while dollar strength has hurt pork exports. In agriculture commodities, corn and wheat also fared poorly over this reporting period. Near-ideal growing conditions in the U.S. boosted supply estimates for the grains, and China announced a program to reduce its state-owned corn stockpiles, fueling concerns about supply flooding the market. Industrial metals ended the reporting period modestly higher, with a weak outlook for Chinese demand continuing to weigh on copper prices counterbalanced by a rebound in zinc and lead (the Funds include lead but the BCOM doesn’t) due to supply cutbacks and mine closures.

How did the Funds perform during the twelve-month reporting period ended September 30, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the one-year and since inception periods ending September 30, 2016. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the Bloomberg Commodity Index (the “Index”) and Lipper classification average.

What strategies were used to manage the Funds during the twelve-month reporting period September 30, 2016 and how did these strategies influence performance?

Nuveen Gresham Diversified Commodity Strategy Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Bloomberg Commodity Index and its Lipper classification average for the twelve-month reporting period ended September 30, 2016.

Gresham has developed an investment strategy intended to provide the Fund with exposure to the commodities asset class through a broad portfolio of futures contracts on physical commodities. Commodities have historically offered investors a hedge against rising inflation and diversification across economic cycles, potentially improving the efficiency of portfolios holding traditional equity and fixed income assets. The Fund’s investment strategy has two elements, which include a portfolio of exchange-traded commodity futures contracts providing long-only exposure to all principal groups in the global commodity markets and a portfolio of cash equivalents, U.S. government securities and other high quality short-term debt securities.

NUVEEN	7

Portfolio Managers’ Comments (continued)

The selection and weighting of commodities for the Fund’s portfolio are calculated from historical physical production, pricing in the global markets, the volume of international trade and futures contract liquidity, with limits on portfolio concentration in individual commodities and groups. Once portfolio weights are determined, positions in individual futures contracts are actively managed by Gresham’s seasoned team of portfolio managers and traders, who seek the best opportunities from the available points on the futures contract curve for each commodity, and the most favorable timing of contract purchases and sales.

Broadly speaking, the Fund’s futures contract selection was favorable over this reporting period, but relative weighting differences were the main detractor from the Fund’s performance relative to the Index. Looking at commodity groups, the Fund’s portfolio lagged the Index, on an absolute return basis, in the foods and fibers, precious metals and industrial metals groups for this reporting period. In the foods and fibers group, the Fund’s sugar, white sugar (not represented in the Index), coffee and cotton positions performed well, but its cocoa position (not included in the Index) declined over this reporting period. All four precious metals contracts held by the Fund appreciated, but the Fund’s silver position slightly trailed the Index’s. Weighting differences within the Fund’s industrial metals position contributed to small underperformance versus the Index.

In contrast, the Fund outperformed the Index, in absolute terms, in the livestock, energy and agriculture groups. Returns were negative across all of the livestock commodities for this reporting period, but the Fund performed slightly better than the Index. In the energy complex, the Fund outpaced the Index in its natural gas, unleaded gasoline and crude oil positions, despite lagging in heating oil. The Fund’s outperformance in agriculture commodities was driven by larger gains in soybeans and soybean oil.

Nuveen Gresham Long/Short Commodity Strategy Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Bloomberg Commodity Index and its Lipper classification average for the twelve-month reporting period ended September 30, 2016.

In managing the Fund, Gresham invests in futures contracts of major commodities through a momentum strategy, seeking to take advantage of the market dynamics of rising and falling trends in prices to provide an attractive return. Because the Fund takes long and short positions, its performance will usually differ from the overall commodity market, causing it to underperform in comparison to commodity funds when commodities’ performance is strong across the board, or, as in this reporting period, allowing it to outperform when commodities as a whole are performing poorly. The Fund’s investment strategy has two elements which include a portfolio of long and/or short exchange-traded commodity futures contracts providing long and/or short exposure to all principal groups in the global commodity markets and a multi-sector, short-term bond strategy that includes the investment in up to 10% in securities rated below investment grade and in foreign issuers rated investment grade from developed countries.

The selection and weighting of commodities for the Fund’s portfolio are calculated from historical physical production, pricing in the global markets, volume of international trade and futures contract liquidity, with limits on portfolio concentration from individual commodities and groups. After the determination of commodities and portfolio weights, the Fund takes long positions in commodities showing rising price trends, and sells short those commodities where prices have persistently fallen, relying on the six-month moving average of a commodity’s price as a reference point to determine trends. (Long portfolio positions benefit when prices are rising, while short positions benefit when prices are falling.)

At the end of the reporting period, the Fund was long in all energy and industrial metals commodities, and long in all foods and fibers commodities except cocoa, which was short. The Fund was short in all livestock commodities. In agriculture, the Fund held long positions in Chicago wheat and soybean oil, while corn, soybeans, Kansas City wheat and soybean meal were short positions. In precious metals, the Fund was long in gold and palladium, short in platinum and flat in silver. Flat means that instead of shorting a futures contract when market signals dictate, the Fund will not have a futures contract position for that commodity, and will instead move that position to cash. In comparison, the Index holds only long positions. During the reporting period, the Fund outperformed the Index on an absolute basis in energy, livestock and agriculture groups, but lagged in the foods and fibers, precious metals and industrial metals groups.

Selected short positions in the energy, livestock and agriculture groups were the main drivers of the Fund’s relative gains versus the long-only Index. The most notable positive contributors within these sectors were the Fund’s short positions in natural gas, lean hogs, live cattle, corn and Kansas City wheat. These commodities were among the weakest-performing individual commodities in the broad market over this reporting period, and the Fund’s flips to short positions during periods of falling prices were advantageous to performance.

8	NUVEEN

Underperformance in the foods and fibers group was due to weak performance in the Fund’s coffee, cocoa and cotton positions, despite outperformance in its sugar and white sugar positions. Sugar and white sugar prices appreciated significantly over the twelve-month reporting period, and the Fund benefited from switching to long positions in sugar and white sugar during price rallies. The Fund’s precious metals position was hampered by negative performance in its silver holdings. Periods of choppy price movements during this reporting period caused the Fund to suffer excess flipping activity in its silver position, which hurt performance. Flipping activity occurs when commodity prices trend sideways and the Fund switches from long to short (or flat in the case of energy) or vice versa. In seeking to outperform and get ahead of the Index, the Fund can experience excess flipping, which can adversely affect relative returns as the Index is long-only. In the industrial metals group, underperformance was driven by weak results in the Fund’s lead, copper and aluminum positions.

As noted previously, the Fund’s fixed income portfolio was repositioned at the beginning of December 2015 to a multi-sector, short-term bond strategy. The strategy is invested predominantly in securities rated investment grade and benchmarked against the Barclays 1-3 Government/Credit Index. The holdings in the fixed income portfolio are fairly evenly split between investment grade corporates, U.S. Treasuries/agencies and securitized assets, which include asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and mortgage-backed securities (MBS). We increased the portfolio’s exposure to spread sectors during the reporting period, particularly investment grade corporates and ABS, while expanding the portfolio’s underweight position in Treasury securities. Generally speaking, this proved helpful as spread sectors outpaced Treasuries, benefiting from increased demand as investors searched for yield in the face of falling global interest rates. The investment grade corporate segment also saw a recovery in the energy-related and metals and mining segments following the bottoming of commodity prices in mid-February 2016 and a weakening of the dollar. Traditional consumer ABS performed well as consumer credit metrics outside of subprime auto remained solid. As a whole, the securitized sectors exhibited lower volatility and more incremental yield than government securities during the reporting period. Given our anticipated forecast for modestly higher short-term rates, we continued to target a portfolio duration that was slightly short to the benchmark and managed at just under 1.5 years.

NUVEEN	9

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. An investor should consider the following risk factors. Investments in commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price change, which may subject the Funds to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Because the Funds have a significant portion of their assets concentrated in commodity-linked derivative instruments, developments affecting commodities, including political and regulatory changes, seasonal variations, weather, technology, economic and market conditions, will have a disproportionate impact on the Funds. More information on these risks, as well as information on other risks to which the Funds are subject, such as clearing broker, counterparty, credit, derivatives, frequent trading, non-U.S. investment, regulatory, subsidiary and tax risks, are included in the Funds’ prospectus.

Short Selling Risk: As a result of short selling risk, the Nuveen Gresham Long/Short Commodity Strategy Fund bears the risk of unlimited loss on contracts it sells short.

10	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	11

Fund Performance and Expense Ratios (continued)

Nuveen Gresham Diversified Commodity Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2016

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(5.44)%	(12.13)%
Class A Shares at maximum Offering Price	(10.87)%	(13.37)%
Bloomberg Commodity Index	(2.58)%	(11.94)%
Lipper Commodities General Funds Classification Average	(0.98)%	(10.92)%

Class C Shares	(6.13)%	(12.75)%
Class I Shares	(5.15)%	(11.87)%

Since inception returns are from 7/30/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.53%	2.29%	1.26%
Net Expense Ratios	1.31%	2.06%	1.06%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

12	NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	13

Fund Performance and Expense Ratios (continued)

Nuveen Gresham Long/Short Commodity Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2016

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	1.70%	(2.12)%
Class A Shares at maximum Offering Price	(4.15)%	(3.50)%
Bloomberg Commodity Index	(2.58)%	(11.94)%
Bloomberg Barclays 1-3 Year Government/Credit Bond Index	1.31%	0.99%
Barclay BTOP50 Index	(2.00)%	1.32%
Lipper Commodities General Funds Classification Average	(0.98)%	(10.92)%

Class C Shares	0.95%	(2.87)%
Class I Shares	1.93%	(1.89)%

Since inception returns are from 7/30/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.83%	4.67%	3.68%
Net Expense Ratios	1.71%	2.46%	1.46%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.50% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

14	NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	15

Holding

Summaries as of September 30, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Gresham Diversified Commodity Strategy Fund

Fund Allocation

(% of net assets)

Repurchase Agreements	10.2%
U.S. Government and Agency Obligations	88.2%
Other Assets Less Liabilities	1.6%
Net Assets	100%

Commodity Group Weightings1

Energy	36.6%
Industrial Metals	19.3%
Agriculturals	14.9%
Precious Metals	12.4%
Livestock	8.6%
Foods & Fibers	8.2%
Total	100%

Top Ten Commodity Holdings1

Crude Oil	20.7%
Copper	8.8%
Gold	8.6%
Natural Gas	6.1%
Live Cattle	5.5%
Aluminum	5.5%
Soybeans	5.3%
Heating Oil	4.1%
Gas Oil	3.5%
Sugar	3.4%

16	NUVEEN

Nuveen Gresham Long/Short Commodity Strategy Fund

Fund Allocation

(% of net assets)

Corporate Bonds	32.2%
Asset-Backed and Mortgage-Backed Securities	25.1%
Long-Term U.S. Government and Agency Obligations	23.0%
Repurchase Agreements	8.5%
Short-Term U.S. Government and Agency Obligations	3.8%
Other Assets Less Liabilities	7.4%
Net Assets	100%

Commodity Group Weightings2

Energy	35.6%
Industrial Metals	19.5%
Agriculturals	15.8%
Precious Metals	11.4%
Livestock	10.2%
Foods & Fibers	7.5%
Total	100%

Top Five Long Commodity Holdings2

Crude Oil	18.5%
Copper	9.2%
Gold	8.1%
Natural Gas	6.9%
Aluminum	5.8%

Top Five Short Commodity Holdings2

Live Cattle	6.8%
Soybeans	5.1%
Corn	3.9%
Soybean Meal	2.3%
Feeder Cattle	1.8%

Long/Short Weightings[2]	Long	Short	Flat
Energy	35.6%	0.0%	0.0%
Industrial Metals	19.5%	0.0%	0.0%
Agriculturals	3.9%	11.9%	0.0%
Precious Metals	9.2%	0.8%	1.4%
Livestock	0.0%	10.2%	0.0%
Foods & Fibers	6.7%	0.8%	0.0%

1	Portfolio weights are shown as a percentage of the Fund’s commodity futures portfolio only. These figures do not reflect the Fund’s fixed income investments or offsetting short and long futures positions on the London Metal Exchange. The Fund’s commodity futures positions are held through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.

2	Portfolio weights are shown as a percentage of the Fund’s commodity futures portfolio only, including gross exposure of long, short, and flat allocations. These figures do not reflect the Fund’s fixed income investments or offsetting short and long futures positions on the London Metal Exchange. The Fund’s commodity futures positions are held through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.

NUVEEN	17

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2016.

The beginning of the period is April 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Gresham Diversified Commodity Strategy Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,066.90	$1,063.70	$1,069.10
Expenses Incurred During Period	$6.77	$10.63	$5.48
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.45	$1,014.70	$1,019.70
Expenses Incurred During Period	$6.61	$10.38	$5.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06% and 1.06% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

18	NUVEEN

Nuveen Gresham Long/Short Commodity Strategy Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$983.00	$979.20	$984.20
Expenses Incurred During Period	$8.48	$12.17	$7.24
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,016.45	$1,012.70	$1,017.70
Expenses Incurred During Period	$8.62	$12.38	$7.36

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.71%, 2.46% and 1.46% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

NUVEEN	19

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust V:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated portfolios of investments, and the related consolidated statements of operations and of consolidated changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Gresham Diversified Commodity Strategy Fund and Nuveen Gresham Long/Short Commodity Strategy Fund (each a series of the Nuveen Investment Trust V, hereinafter referred to as the “Funds”) at September 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

November 23, 2016

20	NUVEEN

Nuveen Gresham Diversified Commodity Strategy Fund

Consolidated Portfolio of Investments	September 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 98.4%

	REPURCHASE AGREEMENTS – 10.2%

$8,662	Repurchase Agreement with State Street Bank, dated 9/30/16, repurchase price $8,661,958, collateralized by $8,435,000 U.S. Treasury Notes, 2.125%, due 9/30/21, value $8,835,663 (3)	0.010%	10/03/16	N/A	$8,661,951
	Total Repurchase Agreements (cost $8,661,951)				8,661,951

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 88.2%

3,000	Fannie Mae Notes	1.250%	1/30/17	Aaa	3,007,788

2,000	Fannie Mae Notes	0.875%	8/28/17	Aaa	2,003,744

4,000	Federal Farm Credit Banks, Consolidated Systemwide Notes	0.875%	12/07/16	Aaa	4,004,428

9,000	Federal Home Loan Bank Bonds	0.625%	11/23/16	Aaa	9,004,086

10,775	Federal Home Loan Bank Bonds	4.750%	12/16/16	Aaa	10,872,083

2,300	Federal Home Loan Bank Bonds	0.550%	1/18/17	Aaa	2,300,807

2,600	Federal Home Loan Bank Bonds	0.625%	4/26/17	Aaa	2,601,214

6,000	Federal Home Loan Bank Bonds	4.875%	5/17/17	Aaa	6,159,666

1,000	Federal Home Loan Bank Bonds	1.000%	6/09/17	Aaa	1,002,615

4,500	Federal Home Loan Bank Bonds	0.750%	8/28/17	Aaa	4,503,515

2,000	Freddie Mac Notes	0.500%	1/27/17	AAA	2,000,618

2,000	Freddie Mac Notes	1.000%	3/08/17	Aaa	2,004,592

2,200	Freddie Mac Notes	1.000%	6/29/17	Aaa	2,206,142

4,190	Freddie Mac Notes	1.000%	7/28/17	Aaa	4,202,888

6,750	U.S. Treasury Bills	0.000%	1/05/17	AAA	6,744,931

500	U.S. Treasury Bills	0.000%	2/02/17	AAA	499,447

5,300	U.S. Treasury Bills	0.000%	3/30/17	AAA	5,288,941

1,400	U.S. Treasury Notes	0.875%	1/31/17	Aaa	1,402,528

1,600	U.S. Treasury Notes	0.875%	2/28/17	Aaa	1,603,362

3,500	U.S. Treasury Notes	0.625%	7/31/17	Aaa	3,499,591
$74,615	Total U.S. Government and Agency Obligations (cost $74,878,325)				74,912,986
	Total Short-Term Investments (cost $83,540,276)				83,574,937
	Other Assets Less Liabilities – 1.6% (4)				1,332,492
	Net Assets – 100%				$84,907,429

Investments in Derivatives as of September 30, 2016 (5)

Futures Contracts

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Energy	Crude Oil

	ICE Brent Crude Oil Futures Contract	Long	January 2017	109	$5,531,750	$44,690	$368,226

NUVEEN	21

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	September 30, 2016

Investments in Derivatives as of September 30, 2016 (5) (continued)

Futures Contracts (continued)

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Energy (continued)	Crude Oil (continued)

	ICE Brent Crude Oil Futures Contract	Long	March 2017	76	$3,929,960	$27,329	$359,321

	NYMEX WTI Crude Oil Futures Contract	Long	November 2016	42	2,026,080	17,220	182,564

	NYMEX WTI Crude Oil Futures Contract	Long	January 2017	46	2,272,400	19,780	196,083

	NYMEX WTI Crude Oil Futures Contract	Long	March 2017	74	3,730,340	32,560	115,748
	Total Crude Oil			347	17,490,530	141,579	1,221,942

	Gas Oil

	ICE Gas Oil Futures Contract	Long	November 2016	32	1,432,800	6,400	103,025

	ICE Gas Oil Futures Contract	Long	December 2016	34	1,524,050	6,800	81,975
	Total Gas Oil			66	2,956,850	13,200	185,000

	Heating Oil

	NYMEX NY Harbor ULSD Futures Contract	Long	November 2016	34	2,196,692	27,418	174,584

	NYMEX NY Harbor ULSD Futures Contract	Long	January 2017	19	1,246,077	13,575	59,839
	Total Heating Oil			53	3,442,769	40,993	234,423

	Natural Gas

	NYMEX Natural Gas Futures Contract	Long	November 2016	68	1,976,080	(36,040)	40,101

	NYMEX Natural Gas Futures Contract	Long	January 2017	51	1,666,680	(12,240)	18,550

	NYMEX Natural Gas Futures Contract	Long	March 2017	47	1,518,100	(10,340)	9,063
	Total Natural Gas			166	5,160,860	(58,620)	67,714

	Unleaded Gas

	NYMEX Gasoline RBOB Futures Contract	Long	November 2016	13	798,853	11,466	96,192

	NYMEX Gasoline RBOB Futures Contract	Long	January 2017	19	1,141,858	16,120	81,165
	Total Unleaded Gas			32	1,940,711	27,586	177,357
	Total Energy			664	30,991,720	164,738	1,886,436

Industrial Metals	Aluminum

	LME Primary Aluminum Futures Contract	Long	November 2016	116	4,839,375	5,800	126,503

	LME Primary Aluminum Futures Contract	Short	November 2016	(91)	(3,796,406)	(4,550)	(101,731)

	LME Primary Aluminum Futures Contract	Long	January 2017	92	3,858,250	3,450	110,982

	LME Primary Aluminum Futures Contract	Short	January 2017	(18)	(754,875)	(675)	(36,575)

	LME Primary Aluminum Futures Contract	Long	March 2017	12	505,575	375	29,475
	Total Aluminum			111	4,651,919	4,400	128,654

	Copper

	CEC Copper Futures Contract	Long	December 2016	14	773,675	7,175	11,033

	CEC Copper Futures Contract	Long	March 2017	4	222,000	2,000	11,062

	CEC Copper Futures Contract	Long	May 2017	5	278,250	600	5,303

22	NUVEEN

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Industrial Metals (continued)	Copper (continued)

	LME Copper Futures Contract	Long	November 2016	54	$6,561,000	$30,713	$88,431

	LME Copper Futures Contract	Short	November 2016	(40)	(4,860,000)	(22,750)	(106,000)

	LME Copper Futures Contract	Long	January 2017	22	2,678,913	13,475	27,137

	LME Copper Futures Contract	Short	January 2017	(6)	(730,613)	(3,675)	(37,013)

	LME Copper Futures Contract	Long	March 2017	21	2,561,212	12,600	118,480
	Total Copper			74	7,484,437	40,138	118,433

	Lead

	LME Lead Futures Contract	Long	November 2016	17	901,000	25,181	143,144

	LME Lead Futures Contract	Short	November 2016	(13)	(689,000)	(19,256)	(86,088)

	LME Lead Futures Contract	Long	January 2017	12	637,950	18,300	83,050

	LME Lead Futures Contract	Short	January 2017	(8)	(425,300)	(12,200)	(52,400)

	LME Lead Futures Contract	Long	March 2017	8	426,400	12,700	52,950

	LME Lead Futures Contract	Short	March 2017	(1)	(53,300)	(1,588)	(4,388)
	Total Lead			15	797,750	23,137	136,268

	Nickel

	LME Nickel Futures Contract	Long	November 2016	28	1,772,736	23,268	156,318

	LME Nickel Futures Contract	Short	November 2016	(12)	(759,744)	(9,972)	(29,586)

	LME Nickel Futures Contract	Long	January 2017	10	635,220	8,340	32,385

	LME Nickel Futures Contract	Short	January 2017	(10)	(635,220)	(8,340)	(20,700)

	LME Nickel Futures Contract	Long	March 2017	10	636,630	8,340	20,520
	Total Nickel			26	1,649,622	21,636	158,937

	Zinc

	LME Zinc Futures Contract	Long	November 2016	31	1,840,819	15,887	231,359

	LME Zinc Futures Contract	Short	November 2016	(21)	(1,247,006)	(10,763)	(81,719)

	LME Zinc Futures Contract	Long	January 2017	15	893,062	7,875	69,944

	LME Zinc Futures Contract	Short	January 2017	(7)	(416,763)	(3,675)	(14,050)

	LME Zinc Futures Contract	Long	March 2017	12	715,350	6,375	25,925
	Total Zinc			30	1,785,462	15,699	231,459
	Total Industrial Metals			256	16,369,190	105,010	773,751

Agriculturals	Corn

	CBOT Corn Futures Contract	Long	December 2016	144	2,424,600	54,000	(36,603)

	CBOT Corn Futures Contract	Long	March 2017	16	277,200	6,000	(8,000)
	Total Corn			160	2,701,800	60,000	(44,603)

NUVEEN	23

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	September 30, 2016

Investments in Derivatives as of September 30, 2016 (5) (continued)

Futures Contracts (continued)

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Agriculturals (continued)	Soybean Meal

	CBOT Soybean Meal Futures Contract	Long	December 2016	48	$1,438,080	$4,320	$(454,428)

	CBOT Soybean Meal Futures Contract	Long	January 2017	20	600,400	800	(121,533)

	CBOT Soybean Meal Futures Contract	Long	March 2017	4	120,840	120	(29,596)
	Total Soybean Meal			72	2,159,320	5,240	(605,557)

	Soybean Oil

	CBOT Soybean Oil Futures Contract	Long	December 2016	18	361,152	1,080	1,985

	CBOT Soybean Oil Futures Contract	Long	January 2017	5	101,010	270	7,099

	CBOT Soybean Oil Futures Contract	Long	March 2017	23	467,958	1,104	10,917
	Total Soybean Oil			46	930,120	2,454	20,001

	Soybeans

	CBOT Soybean Futures Contract	Long	November 2016	64	3,052,800	12,000	(627,970)

	CBOT Soybean Futures Contract	Long	January 2017	12	575,550	1,800	(99,015)

	CBOT Soybean Futures Contract	Long	March 2017	18	868,950	2,250	(109,584)
	Total Soybeans			94	4,497,300	16,050	(836,569)

	Wheat

	CBOT KC HRW Wheat Futures Contract	Long	December 2016	21	436,275	(1,838)	(21,088)

	CBOT Wheat Futures Contract	Long	December 2016	60	1,206,000	9,000	(106,903)

	CBOT Wheat Futures Contract	Long	March 2017	25	530,938	3,750	(39,978)

	MGEX Red Spring Wheat Futures Contract	Long	December 2016	6	154,350	1,425	2,027
	Total Wheat			112	2,327,563	12,337	(165,942)
	Total Agriculturals			484	12,616,103	96,081	(1,632,670)

Precious Metals	Gold

	CEC Gold Futures Contract	Long	February 2017	55	7,264,950	(48,949)	(29,014)

	Palladium

	NYMEX Palladium Futures Contract	Long	December 2016	7	505,050	1,400	16,363

	Platinum

	NYMEX Platinum Futures Contract	Long	January 2017	11	568,975	(1,485)	(47,462)

	Silver

	CEC Silver Futures Contract	Long	December 2016	22	2,113,540	2,860	(80,970)
	Total Precious Metals			95	10,452,515	(46,174)	(141,083)

Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Long	December 2016	16	441,760	5,496	(32,119)

	ICE Cocoa Futures Contract	Long	March 2017	16	437,440	5,001	(31,832)
	Total Cocoa			32	879,200	10,497	(63,951)

24	NUVEEN

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Foods & Fibers (continued)	Coffee

	ICE Coffee C Futures Contract	Long	December 2016	15	$852,469	$7,875	$49,888

	ICE Coffee C Futures Contract	Long	May 2017	13	763,913	6,338	11,495

	LIFFE Coffee Robusta Futures Contract	Long	November 2016	14	280,560	(840)	21,905
	Total Coffee			42	1,896,942	13,373	83,288

	Cotton

	ICE Cotton Futures Contract	Long	December 2016	19	646,760	3,325	32,844

	ICE Cotton Futures Contract	Long	March 2017	20	685,400	1,900	10,937
	Total Cotton			39	1,332,160	5,225	43,781

	Sugar

	ICE Sugar 11 Futures Contract	Long	March 2017	46	1,184,960	(18,032)	111,305

	ICE Sugar 11 Futures Contract	Long	May 2017	23	570,842	(8,243)	33,500

	ICE Sugar 11 Futures Contract	Long	July 2017	36	859,219	(11,693)	22,406

	ICE White Sugar Futures Contract	Long	December 2016	8	238,880	(2,200)	21,172
	Total Sugar			113	2,853,901	(40,168)	188,383
	Total Foods & Fibers			226	6,962,203	(11,073)	251,501

Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Long	November 2016	21	1,256,325	(44,887)	(121,581)

	Lean Hogs

	CME Lean Hogs Futures Contract	Long	December 2016	77	1,354,430	(92,400)	(279,433)

	Live Cattle

	CME Live Cattle Futures Contract	Long	December 2016	70	2,803,500	(84,000)	(197,397)

	CME Live Cattle Futures Contract	Long	February 2017	46	1,851,040	(51,980)	(210,051)
	Total Live Cattle			116	4,654,540	(135,980)	(407,448)
	Total Livestock			214	7,265,295	(273,267)	(808,462)
	Total Futures Contracts outstanding			1,939	$84,657,026	$35,315	$329,473

NUVEEN	25

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	September 30, 2016

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Consolidated Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Rating are not covered by the report of independent registered public accounting firm.

(3)	As of the end of the reporting period, repurchase agreement was held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Subsidiaries and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(4)	Other assets less liabilities includes the unrealized appreciation (depreciation) of futures contracts, which are recognized as part of the deposits with brokers for open futures contracts and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

(5)	As of the end of the reporting period, 100% of the Fund’s investments in derivatives are held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Subsidiaries and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(6)	The Fund expects to invest only in long futures contracts. Some short futures positions arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. For every short LME futures contract outstanding, the Fund had previously entered into a long LME futures contract. The London Clearing House is the counterparty for both the long and short position.

(7)	Total Number of Contracts and Notional Amount at Value include the net effect of LME short futures positions.

N/A	Not applicable

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

ICE	Intercontinental Exchange

KC HRW	Kansas City Hard Red Winter

LIFFE	London International Financial Futures Exchange

LME	London Metal Exchange

MGEX	Minneapolis Grain Exchange

NY Harbor ULSD	New York Harbor Ultra-Low Sulfur Diesel

NYMEX	New York Mercantile Exchange

RBOB	Reformulated Gasoline Blendstock for Oxygen Blending

WTI	West Texas Intermediate

See accompanying notes to financial statements.

26	NUVEEN

Nuveen Gresham Long/Short Commodity Strategy Fund

Consolidated Portfolio of Investments	September 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 80.3%

	CORPORATE BONDS – 32.2%

	Automobiles – 0.2%

$15	General Motors Financial Company Inc.	3.200%	7/13/20	BBB–	$15,360

	Banks – 6.8%

60	Bank of America Corporation	5.650%	5/01/18	A	63,644

20	Bank of Montreal	1.500%	7/18/19	Aa3	19,956

25	BB&T Corporation	1.450%	1/12/18	A+	25,062

80	Citigroup Inc.	1.700%	4/27/18	A	80,083

20	Fifth Third Bancorp.	4.500%	6/01/18	A–	20,744

45	General Electric Capital Corporation	5.625%	5/01/18	AA–	48,144

25	HSBC USA Inc.	1.625%	1/16/18	AA–	25,013

60	JP Morgan Chase & Company	1.850%	3/22/19	A+	60,334

25	KeyCorp.	2.300%	12/13/18	A–	25,392

25	Santander UK PLC	3.050%	8/23/18	A1	25,589

55	Wells Fargo & Company	2.125%	4/22/19	AA–	55,758
440	Total Banks				449,719

	Beverages – 0.6%

25	Anheuser Busch InBev Finance Inc.	1.250%	1/17/18	A–	24,994

15	Heineken NV, 144A	1.400%	10/01/17	BBB+	15,021
40	Total Beverages				40,015

	Biotechnology – 0.5%

10	Biogen Inc.	2.900%	9/15/20	A–	10,386

25	Celgene Corporation	2.125%	8/15/18	BBB+	25,266
35	Total Biotechnology				35,652

	Capital Markets – 2.8%

25	Charles Schwab Corporation	1.500%	3/10/18	A	25,090

20	Deutsche Bank AG London	2.500%	2/13/19	A–	19,421

70	Goldman Sachs Group, Inc.	6.150%	4/01/18	A	74,555

55	Morgan Stanley	2.125%	4/25/18	A	55,461

15	Nomura Holdings Incorporated	2.750%	3/19/19	BBB+	15,341
185	Total Capital Markets				189,868

	Chemicals – 1.1%

20	Eastman Chemical Company	2.700%	1/15/20	BBB	20,516

25	Ecolab Inc.	1.450%	12/08/17	A–	25,060

25	LyondellBasell Industries NV	5.000%	4/15/19	Baa1	26,831
70	Total Chemicals				72,407

NUVEEN	27

Nuveen Gresham Long/Short Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	September 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Communications Equipment – 0.4%

$25	Cisco Systems, Inc.	1.650%	6/15/18	AA–	$25,199

	Consumer Finance – 0.7%

20	American Express Company	1.550%	5/22/18	A	20,037

25	Capital One Financial Corporation	2.450%	4/24/19	A–	25,543
45	Total Consumer Finance				45,580

	Diversified Financial Services – 1.3%

45	BNP Paribas	2.700%	8/20/18	A1	45,841

25	Rabobank Nederland	2.250%	1/14/19	Aa2	25,399

12	Voya Financial Inc.	2.900%	2/15/18	BBB	12,225
82	Total Diversified Financial Services				83,465

	Diversified Telecommunication Services – 1.4%

15	AT&T, Inc.	1.400%	12/01/17	A–	15,009

40	AT&T, Inc.	2.300%	3/11/19	A–	40,669

35	Verizon Communications	3.650%	9/14/18	A–	36,530
90	Total Diversified Telecommunication Services				92,208

	Food & Staples Retailing – 1.0%

25	CVS Health Corporation	2.250%	12/05/18	BBB+	25,449

15	Sysco Corporation	2.600%	10/01/20	A3	15,443

25	Walgreens Boots Alliance, Inc.	1.750%	11/17/17	BBB	25,120
65	Total Food & Staples Retailing				66,012

	Food Products – 1.9%

40	Bunge Limited Finance Company	3.500%	11/24/20	BBB	41,839

20	Kraft Heinz Foods Company	2.000%	7/02/18	BBB–	20,198

20	Mondelez International Inc.	2.250%	2/01/19	Baa1	20,348

20	Tyson Foods	2.650%	8/15/19	BBB	20,506

20	Wm. Wrigley Jr. Company, 144A	2.900%	10/21/19	A–	20,691
120	Total Food Products				123,582

	Health Care Equipment & Supplies – 0.4%

25	Becton Dickinson & Company	1.800%	12/15/17	BBB+	25,122

	Health Care Providers & Services – 1.1%

20	Aetna Inc.	1.500%	11/15/17	A–	20,002

25	Cardinal Health Inc.	2.400%	11/15/19	A–	25,556

15	UnitedHealth Group Incorporated	3.875%	10/15/20	A+	16,259

15	Wellpoint Inc.	1.875%	1/15/18	A	15,072
75	Total Health Care Providers & Services				76,889

	Household Durables – 0.2%

15	Newell Brands Inc.	2.600%	3/29/19	BBB–	15,341

28	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance – 1.7%

$25	AFLAC Insurance	2.400%	3/16/20	A–	$25,687

25	American International Group, Inc.	5.850%	1/16/18	A–	26,374

25	Berkshire Hathaway Finance Corporation	2.000%	8/15/18	AA	25,333

25	Lincoln National Corporation	6.250%	2/15/20	A–	28,137

5	Prudential Financial Inc.	6.000%	12/01/17	A	5,266
105	Total Insurance				110,797

	Internet & Catalog Retail – 0.3%

20	Amazon.com Incorporated	1.200%	11/29/17	AA–	20,017

	Internet Software & Services – 0.4%

25	eBay Inc.	2.500%	3/09/18	BBB+	25,353

	IT Services – 0.4%

25	Visa Inc.	2.200%	12/14/20	A+	25,637

	Machinery – 0.8%

25	Caterpillar Financial Services Corporation	2.450%	9/06/18	A	25,528

25	John Deere Capital Corporation	2.800%	9/18/17	A	25,411
50	Total Machinery				50,939

	Media – 1.6%

25	21st Century Fox America Inc.	4.500%	2/15/21	BBB+	27,723

20	British Sky Broadcasting Group PLC, 144A	6.100%	2/15/18	BBB	21,106

15	Charter Communications Operating LLC/ Charter Communications Operating Capital Corporation, 144A	3.579%	7/23/20	BBB	15,679

30	Comcast Corporation	5.875%	2/15/18	A–	31,860

10	Discovery Communications Inc.	5.625%	8/15/19	BBB–	10,958
100	Total Media				107,326

	Metals & Mining – 0.4%

25	StatOilHydro ASA	5.250%	4/15/19	Aa3	27,367

	Multi-Utilities – 0.1%

10	Dominion Resources Inc.	1.600%	8/15/19	BBB+	9,981

	Oil, Gas & Consumable Fuels – 1.7%

25	BP Capital Markets PLC	2.241%	9/26/18	A2	25,387

25	Chevron Corporation	1.104%	12/05/17	Aa2	24,981

35	Phillips 66	2.950%	5/01/17	A3	35,315

25	Total Capital SA	2.125%	8/10/18	Aa3	25,407
110	Total Oil, Gas & Consumable Fuels				111,090

	Pharmaceuticals – 0.7%

20	McKesson Corporation	2.284%	3/15/19	BBB+	20,352

15	Merck & Company Inc.	1.300%	5/18/18	AA	15,056

NUVEEN	29

Nuveen Gresham Long/Short Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	September 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Pharmaceuticals (continued)

$10	Teva Pharmaceutical Finance III	1.700%	7/19/19	BBB	$9,977
45	Total Pharmaceuticals				45,385

	Real Estate Investment Trusts – 0.8%

15	American Tower Company	4.500%	1/15/18	BBB	15,557

20	Realty Income Corporation	2.000%	1/31/18	BBB+	20,134

20	Ventas Realty LP	2.000%	2/15/18	BBB+	20,120
55	Total Real Estate Investment Trusts				55,811

	Road & Rail – 0.4%

25	Burlington Northern Santa Fe Corporation	5.750%	3/15/18	A	26,642

	Software – 0.2%

15	Total System Services Inc.	2.375%	6/01/18	BBB–	15,116

	Specialty Retail – 0.2%

15	Hyundai Capital America, 144A	2.400%	10/30/18	A–	15,207

	Technology Hardware, Storage & Peripherals – 0.5%

20	Apple Inc.	2.100%	5/06/19	AA+	20,441

15	Hewlett Packard Enterprise Co, 144A	2.850%	10/05/18	A–	15,283
35	Total Technology Hardware, Storage & Peripherals				35,724

	Tobacco – 0.8%

25	Philip Morris International	1.375%	2/25/19	A	25,052

25	Reynolds American Inc.	3.250%	6/12/20	BBB	26,303
50	Total Tobacco				51,355

	Wireless Telecommunication Services – 0.8%

25	Rogers Communications Inc.	6.800%	8/15/18	BBB+	27,398

25	Vodafone Group PLC	1.500%	2/19/18	BBB+	24,982
50	Total Wireless Telecommunication Services				52,380
$2,087	Total Corporate Bonds (cost $2,128,534)				2,142,546

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 25.1%

$37	Ally Auto Receivables Trust 2014-2	1.250%	4/15/19	AAA	$36,721

100	Ally Auto Receivables Trust, Series 2015 -1	1.390%	9/16/19	AAA	100,304

17	Capital Auto Receivables Asset Trust, Asset-Backed Notes, Series 2014-1	1.320%	6/20/18	AAA	16,501

50	Capital One Multi-Asset Execution Trust, Series 2015-A1	1.390%	1/15/21	AAA	50,224

50	Capital One Multi-Asset Execution Trust, Card Series 2014 A5	1.480%	7/15/20	AAA	50,218

22	CarMax Auto Owner Trust, Series 2014-1	0.790%	10/15/18	Aaa	22,433

100	Chase Issuance Trust, Series 2015-A5	1.360%	4/15/20	AAA	100,387

100	CitiBank Credit Card Issuance Trust 2007-A8	5.650%	9/20/19	AAA	104,401

30	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$110	Commercial Mortgage Trust 2014-BBG, 144A	1.282%	3/15/29	AAA	$108,937

70	Consumers Securitization Funding LLC, Series 2014-A	1.334%	11/01/20	AAA	69,501

100	Discover Card Master Trust I 2007-A1	5.650%	3/16/20	AAA	104,294

92	Fannie Mae Alternative Credit Enhanced Securities	1.637%	11/25/17	Aaa	91,994

92	Fannie Mae Alternative Credit Enhanced Securities	1.513%	12/25/17	Aaa	92,144

43	Fannie Mae, Connecticut Avenue Securities Series 2014-C01	2.088%	1/25/24	A1	42,801

43	Fannie Mae, Connecticut Avenue Securities , Series 2014-C02	1.438%	5/25/24	A–	43,117

34	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	1.688%	7/25/24	BBB+	34,381

65	Freddie Mac Structured Pass-Through Certificates, Series K-502 A2	1.426%	8/25/17	AAA	65,100

54	GAHR Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NRF, 144A	1.781%	12/15/34	AAA	54,631

87	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10	5.795%	8/10/45	A2	88,311

91	GP Portfolio Trust 2014-GPP A, 144A	1.431%	2/15/27	AAA	90,840

50	Honda Auto Receivables Owner Trust 2015-3	1.040%	2/21/19	AAA	50,019

26	Hyundai Auto Receivables Trust, Series 2014-B	0.900%	12/17/18	AAA	25,931

17	Mortgage Asset Securitization Transaction Inc., Mortgage Pass-Through Certificates, Series 2004-1	4.500%	2/25/19	AA+	17,555

12	Mortgage Asset Securitization Transactions Inc., Mortgage Pass-Through Certificates, Series 2003-2	5.000%	3/25/18	A+	12,240

60	Nissan Auto Receivables Owner Trust, Series 2013-B	1.310%	10/15/19	Aaa	60,100

28	Volkswagen Auto Loan Enhanced Trust, Series 2014-A	0.910%	10/22/18	Aaa	28,046

2	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-C12 A2	0.735%	3/15/48	AAA	1,469

55	AEP Texas Central Transition Funding, Series 2012-1	0.880%	12/01/18	AAA	55,249

52	Energy Texas Restoration Funding LLC	3.650%	8/01/19	AAA	52,834
$1,659	Total Asset-Backed and Mortgage-Backed Securities (cost $1,672,770)				1,670,683

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 23.0%

$60	Federal Home Loan Bank Bonds	1.625%	6/14/19	Aaa	$60,945

265	Federal National Mortgage Association	1.000%	2/26/19	Aaa	265,376

60	Federal National Mortgage Association	0.875%	8/02/19	Aaa	59,741

60	Freddie Mac Notes	0.850%	7/27/18	Aaa	59,965

55	Freddie Mac Reference Notes	0.875%	10/12/18	Aaa	54,976

530	U.S. Treasury Notes	0.750%	10/31/17	Aaa	530,311

300	U.S. Treasury Notes	0.750%	1/31/18	Aaa	300,082

75	U.S. Treasury Notes	1.500%	5/31/19	Aaa	76,248

40	U.S. Treasury Notes	1.500%	10/31/19	Aaa	40,698

NUVEEN	31

Nuveen Gresham Long/Short Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	September 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$85	U.S. Treasury Notes	1.125%	3/31/20	Aaa	$85,398
$1,530	Total U.S. Government and Agency Obligations (cost $1,531,189)				1,533,740
	Total Long-Term Investments (cost $5,332,493)				5,346,969

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 12.3%

	REPURCHASE AGREEMENTS – 8.5%

$566	Repurchase Agreement with State Street Bank, dated 9/30/16, repurchase price $566,150, collateralized by $555,000 U.S. Treasury Notes, 2.125%, due 9/30/21, value $581,363 (3)	0.010%	10/03/16	N/A	566,150
	Total Repurchase Agreements (cost $566,150)				566,150

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 3.8%

100	Federal Home Loan Bank Bonds	4.875%	5/17/17	Aaa	102,661

150	Freddie Mac Reference Notes	1.000%	3/08/17	Aaa	150,345
$250	Total U.S. Government and Agency Obligations (cost $252,882)				253,006
	Total Short-Term Investments (cost $819,032)				819,156
	Total Investments (cost $6,151,525) – 92.6%				6,166,125
	Other Assets Less Liabilities – 7.4% (4)				490,041
	Net Assets – 100%				$6,656,166

Investments in Derivatives as of September 30, 2016 (5)

Futures Contracts

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (8)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Energy	Crude Oil

	ICE Brent Crude Oil Futures Contract	Long	December 2016	12	$602,280	$4,560	$4,452

	NYMEX WTI Crude Oil Futures Contract	Long	March 2017	12	604,920	2,407	2,407
	Total Crude Oil					6,967	6,859

	Gas Oil

	ICE Gas Oil Futures Contract	Long	December 2016	5	224,125	5	5

	Heating Oil

	NYMEX NY Harbor ULSD Futures Contract	Long	March 2017	3	198,551	2,192	2,175

	Natural Gas

	NYMEX Natural Gas Futures Contract	Long	March 2017	14	452,200	(3,080)	2,888

	Unleaded Gas

	NYMEX Gasoline RBOB Futures Contract	Long	November 2016	4	245,801	3,528	3,507
	Total Energy					9,612	15,434

32	NUVEEN

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (8)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Industrial Metals	Aluminum

	LME Primary Aluminum Futures Contract	Long	October 2016	27	$1,123,706	$1,687	$54,394

	LME Primary Aluminum Futures Contract	Short	October 2016	(27)	(1,123,706)	(1,687)	(68,681)

	LME Primary Aluminum Futures Contract	Long	November 2016	9	375,469	450	7,875

	LME Primary Aluminum Futures Contract	Short	November 2016	(9)	(375,469)	(450)	(15,594)

	LME Primary Aluminum Futures Contract	Long	December 2016	18	753,525	900	6,244

	LME Primary Aluminum Futures Contract	Short	December 2016	(18)	(753,525)	(900)	(24,188)

	LME Primary Aluminum Futures Contract	Long	January 2017	9	377,438	338	7,988

	LME Primary Aluminum Futures Contract	Short	January 2017	(9)	(377,438)	(338)	(13,050)

	LME Primary Aluminum Futures Contract	Long	February 2017	9	378,281	281	8,156
	Total Aluminum					281	(36,856)

	Copper

	CEC Copper Futures Contract	Long	March 2017	2	111,000	1,000	968

	LME Copper Futures Contract	Long	October 2016	20	2,426,500	11,125	45,925

	LME Copper Futures Contract	Short	October 2016	(20)	(2,426,500)	(11,125)	(37,025)

	LME Copper Futures Contract	Long	November 2016	12	1,458,000	6,825	(5,500)

	LME Copper Futures Contract	Short	November 2016	(12)	(1,458,000)	(6,825)	(37,475)

	LME Copper Futures Contract	Long	January 2017	20	2,435,375	12,250	23,150

	LME Copper Futures Contract	Short	January 2017	(20)	(2,435,375)	(12,250)	(39,825)

	LME Copper Futures Contract	Long	February 2017	4	487,500	2,450	8,850
	Total Copper					3,450	(40,932)

	Lead

	LME Lead Futures Contract	Long	October 2016	2	105,838	2,913	18,650

	LME Lead Futures Contract	Short	October 2016	(2)	(105,838)	(2,913)	(18,819)

	LME Lead Futures Contract	Long	December 2016	2	106,175	2,975	11,519

	LME Lead Futures Contract	Short	December 2016	(1)	(53,088)	(1,487)	(7,400)

	LME Lead Futures Contract	Long	January 2017	1	53,163	1,525	7,431

	LME Lead Futures Contract	Short	January 2017	(1)	(53,163)	(1,525)	(4,794)
	Total Lead					1,488	6,587

	Nickel

	LME Nickel Futures Contract	Long	October 2016	3	189,648	2,484	17,703

	LME Nickel Futures Contract	Short	October 2016	(3)	(189,648)	(2,484)	(25,416)

	LME Nickel Futures Contract	Long	November 2016	4	253,248	3,324	29,106

	LME Nickel Futures Contract	Short	November 2016	(4)	(253,248)	(3,324)	(25,254)

	LME Nickel Futures Contract	Long	December 2016	2	126,864	1,668	6,744

	LME Nickel Futures Contract	Short	December 2016	(2)	(126,864)	(1,668)	2,232

NUVEEN	33

Nuveen Gresham Long/Short Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	September 30, 2016

Investments in Derivatives as of September 30, 2016 (5) (continued)

Futures Contracts (continued)

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (8)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Industrial Metals (continued)	Nickel (continued)

	LME Nickel Futures Contract	Long	January 2017	2	$127,044	$1,668	$(2,184)

	LME Nickel Futures Contract	Short	January 2017	(2)	(127,044)	(1,668)	(7,848)

	LME Nickel Futures Contract	Long	February 2017	2	127,182	1,662	7,818
	Total Nickel					1,662	2,901

	Zinc

	LME Zinc Futures Contract	Long	October 2016	3	177,825	1,519	15,975

	LME Zinc Futures Contract	Short	October 2016	(3)	(177,825)	(1,519)	(7,706)

	LME Zinc Futures Contract	Long	February 2017	2	119,138	1,050	2,013
	Total Zinc					1,050	10,282
	Total Industrial Metals					7,931	(58,018)

Agriculturals	Corn

	CBOT Corn Futures Contract	Short	December 2016	(15)	(252,562)	(5,625)	3,938

	Soybean Meal

	CBOT Soybean Meal Futures Contract	Short	December 2016	(5)	(149,800)	(450)	(1,035)

	Soybean Oil

	CBOT Soybean Oil Futures Contract	Long	March 2017	4	81,384	192	(494)

	Soybeans

	CBOT Soybean Futures Contract	Short	November 2016	(7)	(333,900)	(1,312)	(3,063)

	Wheat

	CBOT KC HRW Wheat Futures Contract	Short	December 2016	(2)	(41,550)	175	2,050

	CBOT Wheat Futures Contract	Long	May 2017	8	175,200	1,000	(11,731)
	Total Wheat					1,175	(9,681)
	Total Agriculturals					(6,020)	(10,335)

Precious Metals	Gold

	CEC Gold Futures Contract	Long	February 2017	4	528,360	(3,560)	12,023

	Palladium

	NYMEX Palladium Futures Contract	Long	December 2016	1	72,150	200	1,925

	Platinum

	NYMEX Platinum Futures Contract	Short	January 2017	(1)	(51,725)	135	(256)
	Total Precious Metals					(3,225)	13,692

Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Short	December 2016	(2)	(55,220)	(660)	5,311

34	NUVEEN

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (8)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Foods & Fibers (continued)	Coffee

	ICE Coffee C Futures Contract	Long	May 2017	2	$117,525	$975	$325

	LIFFE Coffee Robusta Futures Contract	Long	March 2017	1	20,360	(40)	1,662
	Total Coffee					935	1,987

	Cotton

	ICE Cotton Futures Contract	Long	December 2016	3	102,120	525	9,791

	Sugar

	ICE Sugar 11 Futures Contract	Long	July 2017	7	167,070	(2,274)	12,945

	ICE White Sugar Futures Contract	Long	May 2017	1	29,420	(355)	2,806
	Total Sugar					(2,629)	15,751
	Total Foods & Fibers					(1,829)	32,840

Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Short	November 2016	(2)	(119,650)	4,275	12,050

	Lean Hogs

	CME Lean Hogs Futures Contract	Short	December 2016	(6)	(105,540)	7,200	33,681

	Live Cattle

	CME Live Cattle Futures Contract	Short	December 2016	(11)	(440,550)	13,200	13,352
	Total Livestock					24,675	59,083
	Total Futures Contracts outstanding					$31,144	$52,696

NUVEEN	35

Nuveen Gresham Long/Short Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	September 30, 2016

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Consolidated Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Rating are not covered by the report of independent registered public accounting firm.

(3)	As of the end of the reporting period, repurchase agreement was held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Subsidiaries and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(4)	Other asset less liabilities includes the unrealized appreciation (depreciation) of futures contracts, which are recognized as part of the deposits with brokers for open futures contracts and/or receivable or payable for variation margin as presented on the statement of Assets and Liabilities.

(5)	As of the end of the reporting period, 100% of the Fund’s investments in derivatives are held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Subsidiaries and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(6)	Some short futures positions arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. The London Clearing House is the counterparty for both the long and short position.

(7)	The aggregate Numbers of Contracts for long and short futures contracts outstanding is 234 and (184), respectively.

(8)	The aggregate Notional Amount at Value for long and short futures contracts outstanding is $14,934,385 and $(11,587,228), respectively.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

N/A	Not applicable

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

ICE	Intercontinental Exchange

KC HRW	Kansas City Hard Red Winter

LIFFE	London International Financial Futures Exchange

LME	London Metal Exchange

NY Harbor ULSD	New York Harbor Ultra-Low Sulfur Diesel

NYMEX	New York Mercantile Exchange

RBOB	Reformulated Gasoline Blendstock for Oxygen Blending

WTI	West Texas Intermediate

See accompanying notes to financial statements.

36	NUVEEN

Consolidated Statement of

Assets and Liabilities	September 30, 2016

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Assets
Long-term investments, at value (cost $— and $5,332,493, respectively)	$—	$5,346,969
Short-term investments, at value (cost $83,540,276 and $819,032, respectively)	83,574,937	819,156
Cash	—	84,783
Deposits with brokers for open futures contracts	5,997,931	394,865
Receivable for:
Interest	339,085	24,176
Reimbursement from Adviser	—	8,868
Shares sold	1,060,956	—
Variation margin on futures contracts	557,926	98,663
Other assets	35,460	36,021
Total assets	91,566,295	6,813,501
Liabilities
Cash overdraft	483,245	—
Payable for:
Investments purchased	5,288,941	—
Shares redeemed	162,079	—
Variation margin on futures contracts	522,611	67,519
Accrued expenses:
Custodian fees	64,508	31,540
Management fees	44,850	—
Professional fees	38,817	36,753
Shareholder reporting expenses	39,686	20,900
Trustees fees	2,631	41
12b-1 distribution and service fees	2,212	94
Other	9,286	488
Total liabilities	6,658,866	157,335
Net assets	$84,907,429	$6,656,166
Class A Shares
Net assets	$9,251,576	$206,136
Shares outstanding	805,914	11,903
Net asset value (“NAV”) per share	$11.48	$17.32
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$12.18	$18.38
Class C Shares
Net assets	$390,961	$52,419
Shares outstanding	34,975	3,091
NAV and offering price per share	$11.18	$16.96
Class I Shares
Net assets	$75,264,892	$6,397,611
Shares outstanding	6,482,129	367,061
NAV and offering price per share	$11.61	$17.43
Net Assets Consist of:
Capital paid-in	$84,520,872	$6,550,051
Undistributed (Over-distribution of) net investment income	45,374	37,953
Accumulated net realized gain (loss)	(22,951)	866
Net unrealized appreciation (depreciation)	364,134	67,296
Net assets	$84,907,429	$6,656,166
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

NUVEEN	37

Consolidated Statement of

Operations	Year Ended September 30, 2016

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Interest Income	$491,964	$77,135
Expenses
Management fees	1,271,440	81,151
12b-1 service fees – Class A Shares	12,238	787
12b-1 distribution and service fees – Class C Shares	5,956	527
Shareholder servicing agent fees	57,718	2,424
Custodian fees	157,902	75,188
Trustees fees	15,994	12,858
Professional fees	63,068	51,395
Shareholder reporting expenses	125,231	6,630
Federal and state registration fees	54,075	48,137
Other	11,839	8,929
Total expenses before fee waiver/expense reimbursement	1,775,461	288,026
Fee waiver/expense reimbursement	(349,393)	(184,617)
Net expenses	1,426,068	103,409
Net investment income (loss)	(934,104)	(26,274)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(22,775)	830
Futures contracts	(36,395,636)	284,934
Change in net unrealized appreciation (depreciation) of:
Investments	(85,925)	10,699
Futures contracts	9,371,431	(147,702)
Net realized and unrealized gain (loss)	(27,132,905)	148,761
Net increase (decrease) in net assets from operations	$(28,067,009)	$122,487

See accompanying notes to financial statements.

38	NUVEEN

Consolidated Statement of

Changes in Net Assets

	Gresham Diversified Commodity Strategy		Gresham Long/Short Commodity Strategy
	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/16	Year Ended 9/30/15
Operations
Net investment income (loss)	$(934,104)	$(1,517,777)	$(26,274)	$(100,401)
Net realized gain (loss) from:
Investments	(22,775)	3,353	830	66
Futures contracts	(36,395,636)	(51,255,658)	284,934	(323,987)
Change in net unrealized appreciation (depreciation) of:
Investments	(85,925)	109,561	10,699	1,842
Futures contracts	9,371,431	(6,214,336)	(147,702)	(123,383)
Net increase (decrease) in net assets from operations	(28,067,009)	(58,874,857)	122,487	(545,863)
Distributions to Shareholders
From net investment income:
Class A Shares	—	—	—	(44,558)
Class C Shares	—	—	—	(2,814)
Class I Shares	—	—	—	(349,232)
Decrease in net assets from distributions to shareholders	—	—	—	(396,604)
Fund Share Transactions
Proceeds from sale of shares	94,408,521	318,429,266	605,716	920,507
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	192,399
	94,408,521	318,429,266	605,716	1,112,906
Cost of shares redeemed	(213,924,729)	(86,745,914)	(693,496)	(1,520,056)
Net increase (decrease) in net assets from Fund share transactions	(119,516,208)	231,683,352	(87,780)	(407,150)
Net increase (decrease) in net assets	(147,583,217)	172,808,495	34,707	(1,349,617)
Net assets at the beginning of period	232,490,646	59,682,151	6,621,459	7,971,076
Net assets at the end of period	$84,907,429	$232,490,646	$6,656,166	$6,621,459
Undistributed (Over-distribution of) net investment income at the end of period	$45,374	$7,096,845	$37,953	$(220,707)

See accompanying notes to financial statements.

NUVEEN	39

Financial

Highlights

Gresham Diversified Commodity Strategy

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (7/12)
2016	$12.14	$(0.09)	$(0.57)	$(0.66)	$—	$—	$—	$11.48
2015	16.75	(0.17)	(4.44)	(4.61)	—	—	—	12.14
2014	17.91	(0.23)	(0.93)	(1.16)	—	—	—	16.75
2013	20.71	(0.22)	(2.28)	(2.50)	(0.30)	—	(0.30)	17.91
2012(d)	20.00	(0.04)	0.75	0.71	—	—	—	20.71
Class C (7/12)
2016	11.91	(0.18)	(0.55)	(0.73)	—	—	—	11.18
2015	16.57	(0.28)	(4.38)	(4.66)	—	—	—	11.91
2014	17.81	(0.35)	(0.89)	(1.24)	—	—	—	16.57
2013	20.68	(0.36)	(2.27)	(2.63)	(0.24)	—	(0.24)	17.81
2012(d)	20.00	(0.07)	0.75	0.68	—	—	—	20.68
Class I (7/12)
2016	12.24	(0.08)	(0.55)	(0.63)	—	—	—	11.61
2015	16.86	(0.13)	(4.49)	(4.62)	—	—	—	12.24
2014	17.95	(0.18)	(0.91)	(1.09)	—	—	—	16.86
2013	20.72	(0.18)	(2.27)	(2.45)	(0.32)	—	(0.32)	17.95
2012(d)	20.00	(0.03)	0.75	0.72	—	—	—	20.72

40	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(5.44)%	$9,252	1.72%		(1.18)%	1.31%		(0.78)%	0%
(27.52)	672	1.53		(1.41)	1.31		(1.20)	0
(6.48)	496	2.00		(1.91)	1.32		(1.23)	0
(12.16)	388	3.07		(2.96)	1.32		(1.21)	0
3.55	52	8.75	*	(8.63)*	1.32	*	(1.20)*	0

(6.13)	391	2.37		(1.94)	2.06		(1.63)	0
(28.12)	620	2.29		(2.18)	2.06		(1.96)	0
(6.96)	952	2.81		(2.73)	2.07		(1.98)	0
(12.81)	74	3.58		(3.47)	2.07		(1.96)	0
3.40	52	9.51	*	(9.40)*	2.07	*	(1.95)*	0

(5.15)	75,265	1.32		(0.96)	1.06		(0.70)	0
(27.40)	231,199	1.26		(1.14)	1.06		(0.94)	0
(6.07)	58,234	1.83		(1.75)	1.07		(0.98)	0
(11.91)	18,521	2.62		(2.51)	1.07		(0.96)	0
3.60	7,147	8.52	*	(8.40)*	1.07	*	(0.95)*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period July 30, 2012 (commencement of operations) through September 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the reporting period.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	41

Financial Highlights (continued)

Gresham Long/Short Commodity Strategy

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital		Total	Ending NAV
Class A (7/12)
2016	$17.03	$(0.09)	$0.38	$0.29	$—	$—	$—		$—	$17.32
2015	19.28	(0.30)	(1.03)	(1.33)	(0.92)	—	—		(0.92)	17.03
2014	18.49	(0.30)	1.09	0.79	—	—	—		—	19.28
2013	19.64	(0.30)	(0.77)	(1.07)	(0.08)	—	—	**	(0.08)	18.49
2012(d)	20.00	(0.06)	(0.30)	(0.36)	—	—	—		—	19.64
Class C (7/12)
2016	16.80	(0.24)	0.40	0.16	—	—	—		—	16.96
2015	19.02	(0.41)	(1.04)	(1.45)	(0.77)	—	—		(0.77)	16.80
2014	18.38	(0.44)	1.08	0.64	—	—	—		—	19.02
2013	19.61	(0.44)	(0.77)	(1.21)	(0.02)	—	—	**	(0.02)	18.38
2012(d)	20.00	(0.08)	(0.31)	(0.39)	—	—	—		—	19.61
Class I (7/12)
2016	17.10	(0.06)	0.39	0.33	—	—	—		—	17.43
2015	19.35	(0.24)	(1.04)	(1.28)	(0.97)	—	—		(0.97)	17.10
2014	18.51	(0.26)	1.10	0.84	—	—	—		—	19.35
2013	19.65	(0.25)	(0.79)	(1.04)	(0.09)	—	(0.01)		(0.10)	18.51
2012(d)	20.00	(0.05)	(0.30)	(0.35)	—	—	—		—	19.65

42	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

1.70%	206	4.35%		(3.17)%	1.71%		(0.53)%	28%
(7.08)	202	3.76		(3.66)	1.71		(1.61)	0
4.16	991	3.41		(3.32)	1.72		(1.63)	0
(5.40)	1,100	5.43		(5.32)	1.72		(1.61)	0
(1.80)	49	9.16	*	(9.07)*	1.72	*	(1.63)*	0

0.95	52	5.10		(4.00)	2.46		(1.37)	28
(7.84)	57	4.60		(4.48)	2.46		(2.34)	0
3.43	54	4.21		(4.12)	2.47		(2.38)	0
(6.12)	52	5.30		(5.18)	2.47		(2.35)	0
(1.95)	49	9.90	*	(9.81)*	2.47	*	(2.38)*	0

1.93	6,398	4.11		(3.01)	1.46		(0.36)	28
(6.85)	6,363	3.61		(3.48)	1.46		(1.34)	0
4.48	6,926	3.01		(2.92)	1.47		(1.38)	0
(5.24)	6,576	4.26		(4.14)	1.47		(1.35)	0
(1.75)	6,778	8.91	*	(8.82)*	1.47	*	(1.38)*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period July 30, 2012 (commencement of operations) through September 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the reporting periods prior to and including September 30, 2015.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	43

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Gresham Diversified Commodity Strategy Fund (“Gresham Diversified Commodity Strategy”) and Nuveen Gresham Long/Short Commodity Strategy Fund (“Gresham Long/Short Commodity Strategy”) (each a “Fund” and collectively, the “Funds”), as diversified Funds, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Funds is September 30, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, allocation decisions. The Adviser has entered into sub-advisory agreements with Gresham Investment Management LLC (“Gresham”), an affiliate of the Adviser and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, (collectively, the “Sub-Advisers”). The Adviser has selected Gresham, acting through its Near Term Active division, to manage each Fund’s commodity investment strategy. The Adviser has selected NAM to manage each Fund’s fixed income investments.

Investment Objectives

Each Fund’s investment objective is to seek attractive total return. Under normal market conditions, each Fund invests primarily in a diversified portfolio of commodity futures contracts and fixed income investments.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Subsidiaries

Each Fund invests in a diversified portfolio of exchange-traded commodity futures contracts with an aggregate value substantially equal to the Fund’s net assets. The Funds invests in futures contracts in the six principal commodity groups in the global commodities markets: energy; industrial metals; agriculture; precious metals; foods and fibers; and livestock. Each Fund may also invest in commodity-linked forward contracts, notes, swap agreements and other derivative instruments that provide investment exposure to commodities.

Although the Funds may make investments in commodity-linked derivative instruments directly, Gresham Diversified Commodity Strategy and Gresham Long/Short Commodity Strategy expect to primarily gain exposure to these investments by investing in the Gresham Diversified Commodity Fund Ltd., and Gresham Long/Short Commodity Fund Ltd., respectively, (each a “Subsidiary” and collectively the “Subsidiaries”) wholly-owned subsidiaries of the Funds organized under the laws of the Cayman Islands. The Subsidiaries are advised by the Adviser and sub-advised by Gresham. Each Fund’s investment in its Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Funds, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. The Subsidiaries have the same investment objective as each of the Fund, but unlike the Fund, it may invest without limitation in commodity-linked derivative instruments. The Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund. Except as otherwise noted, for purposes of this prospectus, references to the Fund’s investments may also be deemed to include the Fund’s indirect investments through its Subsidiary.

Each Fund intends to invest up to 25% of its net assets in the Subsidiary, which in turn invests in a diversified portfolio of exchange-traded commodity futures contracts. Because commodity futures contracts provide investment exposure that greatly exceeds the margin requirements for such positions, the Subsidiary will be able to use this small portion of each Fund’s net assets to gain exposure to commodity futures contracts with an aggregate value substantially equal to 100% of each Fund’s net assets. Effective March 18, 2016, each Subsidiary may also invest in U.S. Treasury securities for the purpose of posting margin on its commodity futures contracts.

Assets not invested by the Funds in the Subsidiaries or directly in commodity-linked derivative instruments are invested by NAM in cash equivalents, U.S. government securities and other high-quality short-term debt securities with final terms not exceeding one year at the time of investment. The Funds’ debt security investments consist primarily of direct and guaranteed obligations of the U.S. government and senior obligations of U.S.

44	NUVEEN

government agencies as well as money market securities. The Funds’ investments in cash equivalents and short-term debt securities (other than U.S. government securities) will be rated at all times at the applicable highest short-term or long-term debt or deposit rating or money market fund rating as determined by at least one nationally recognized statistical rating organization or, if unrated, judged by NAM to be of comparable quality.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principals generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discount for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Consolidated Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Consolidated Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NUVEEN	45

Notes to Financial Statements (continued)

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Commodity futures contracts traded on an exchange are valued at the final settlement price or official closing price as determined by the principal exchange on which the instruments are traded as supplied by independent pricing services (“pricing services). These investments are generally classified as Level 1. Over-the-counter commodity futures contracts not traded on an exchange are valued, in order of hierarchy, by independent pricing services, price quotations obtained from counterparty broker-dealers, or through fair valuation methodologies as determined by the Adviser. These investments are generally classified as Level 2. Additionally, events may occur after the close of the market, but prior to the determination of each Fund’s NAV, that may affect the values of each Fund’s investments. In such circumstances, the Adviser will determine a fair valuation for such investments that in its opinion is reflective of fair market value. These investments are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of fixed-income securities, including, but not limited to, highly rated zero coupon fixed-income securities and U.S. Treasury bills, issued with maturities of one year or less, are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S.

46	NUVEEN

markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Gresham Diversified Commodity Strategy	Level 1	Level 2	Level 3	Total
Short-Term Investments:
Repurchase Agreements	$—	$8,661,951	$—	$8,661,951
U.S. Government and Agency Obligations	—	74,912,986	—	74,912,986
Investments in Derivatives:
Futures Contracts**	329,473	—	—	329,473
Total	$329,473	$83,574,937	$—	$83,904,410

Gresham Long/Short Commodity Strategy
Long-Term Investments:
Corporate Bonds*	$—	$2,142,546	$—	$2,142,546
Asset-Backed and Mortgage-Backed Securities	—	1,670,683	—	1,670,683
U.S. Government and Agency Obligations	—	1,533,740	—	1,533,740
Short-Term Investments:
Repurchase Agreements	—	566,150	—	566,150
U.S. Government and Agency Obligations	—	253,006	—	253,006
Investments in Derivatives:
Futures Contracts**	52,696	—	—	52,696
Total	$52,696	$6,166,125	$—	$6,218,821
*	Refer to the Fund’s Consolidated Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Consolidated Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

NUVEEN	47

Notes to Financial Statements (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Gresham Diversified Commodity Strategy	State Street Bank	$8,661,951	$(8,661,951)	$—
Gresham Long/Short Commodity Strategy	State Street Bank	566,150	(566,150)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Consolidated Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Consolidated Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Each Fund invests in commodity futures contracts. Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Consolidated Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the open contracts. If a Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely, if a Fund has unrealized depreciation, the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Consolidated Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Consolidated Statement of Operations. When the contract is closed or expired the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Consolidated Statement of Operations.

Risks of investments in commodity futures contracts include possible adverse movement in the price of the commodities underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and the possibility that a change in the value of the contract may not correlate with a change in the value of the underlying commodities.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Average notional amount of futures contracts outstanding*	$143,811,887	$5,860,566
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

48	NUVEEN

The following table presents the fair value of all futures contracts held by the Funds as the end of the reporting period, the location of these instruments on the Consolidated Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Gresham Diversified Commodity Strategy

Commodity	Futures contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$3,306,278	Payable for variation margin on futures contracts*	$278,002
		Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	(1,778,531)	Payable for variation margin on futures contracts*	(1,476,276)
Total			$1,527,747		$(1,198,274)

Gresham Long/Short Commodity Strategy

Commodity	Futures contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$366,229	Payable for variation margin on futures contracts*	$43,805
		Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	(20,165)	Payable for variation margin on futures contracts*	(337,173)
Total			$346,064		$(293,368)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Consolidated Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Consolidated Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Gresham Diversified Commodity Strategy	Commodity	Futures contracts	$(36,395,636)	$9,371,431
Gresham Long/Short Commodity Strategy	Commodity	Futures contracts	284,934	(147,702)

Financial Instrument Risk

The financial instruments used by the Funds are commodity futures, whose values are based upon an underlying asset and generally represent future commitments that have a reasonable possibility of being settled in cash or through physical delivery. As of the end of the reporting period, the financial instruments held by the Funds were traded on an exchange and are standardized contracts.

Market risk is the potential for changes in the value of the financial instruments traded by the Funds due to market changes, including fluctuations in commodity prices. Investing in commodity futures contracts involves the Funds entering into contractual commitments to purchase or sell a particular commodity at a specified date and price. The market risk associated with each Fund’s commitments to purchase commodities will be limited to the gross or face amount of the contracts held. Each Fund’s exposure to market risk may be influenced by a number of factors, including changes in international balances of payments and trade, currency devaluations and revaluations, changes in interest and foreign currency exchange rates, price volatility of commodity futures contracts and market liquidity, weather, geopolitical events and other factors.

Credit risk is the possibility that a loss may occur due to the failure of a counterparty performing according to the terms of the futures and option contracts. A Fund may be exposed to credit risk from its investments in commodity futures contracts and options on commodity futures contracts resulting from the clearing house associated with a particular exchange failing to meet its obligations to the Fund. In general, clearing houses are backed by their corporate members who may be required to share in the financial burden resulting from the nonperformance of one of their members, which should significantly reduce this credit risk. In cases where the clearing house is not backed by the clearing members (i.e., as in some foreign exchanges), it may be backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearing house will meet its obligations to the Fund. Gresham Long/Short Commodity Strategy is subject to short exposure when it sells short a futures contract. Short sales are transactions in which the Fund initiates a position by selling a futures contract short. A short futures position allows the short seller to profit from declines in the price of the underlying commodity to the extent such declines exceed the transaction costs. In a short sale transaction, the Fund must deliver the underlying commodity at the contract price to a buyer of the contract who stands for delivery under the rules of the exchange that lists the contract or must offset the contract by entering into an opposite and offsetting transaction in the market.

NUVEEN	49

Notes to Financial Statements (continued)

A short sale creates the risk of an unlimited loss since the price of the underlying commodity in a futures contract could theoretically increase without limit, thus increasing the cost of covering the short positions. In circumstances where a market has reached its maximum price limits imposed by the exchange, the short seller may be unable to offset its short position until the next trading day, when prices could increase again in rapid trading.

Each Fund’s risk of loss in the event of counterparty default is typically limited to the amounts recognized on the Consolidated Statement of Assets and Liabilities and not represented by the contract or notional amounts of the instruments.

The commodity markets have volatility risk. The commodity markets have experienced periods of extreme volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant reductions in values of a variety of commodities. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings. In addition, volatility in the commodity and securities markets may directly and adversely affect the setting of distribution rates on the Funds’ shares.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 9/30/16		Year Ended 9/30/15
Gresham Diversified Commodity Strategy	Shares	Amount	Shares	Amount
Shares sold:
Class A	875,515	$9,628,333	109,706	$1,523,633
Class C	13,984	157,890	8,047	103,397
Class I	7,552,955	84,622,298	21,901,288	316,802,236
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
	8,442,454	94,408,521	22,019,041	318,429,266
Shares redeemed:
Class A	(124,931)	(1,401,977)	(83,953)	(1,185,976)
Class C	(31,011)	(340,794)	(13,527)	(191,239)
Class I	(19,955,257)	(212,181,958)	(6,471,860)	(85,368,699)
	(20,111,199)	(213,924,729)	(6,569,340)	(86,745,914)
Net increase (decrease)	(11,668,745)	$(119,516,208)	15,449,701	$231,683,352

	Year Ended 9/30/16		Year Ended 9/30/15
Gresham Long/Short Commodity Strategy	Shares	Amount	Shares	Amount
Shares sold:
Class A	15,394	$272,011	15,660	$280,194
Class C	1,168	20,470	810	15,000
Class I	17,598	313,235	34,182	625,313
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	2,352	42,250
Class C	—	—	26	465
Class I	—	—	8,316	149,684
	34,160	605,716	61,346	1,112,906
Shares redeemed:
Class A	(15,329)	$(266,614)	(57,606)	$(1,030,821)
Class C	(1,455)	(24,895)	(285)	(4,929)
Class I	(22,729)	(401,987)	(28,149)	(484,306)
	(39,513)	(693,496)	(86,040)	(1,520,056)
Net increase (decrease)	(5,353)	$(87,780)	(24,694)	$(407,150)

50	NUVEEN

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Purchases:
Investment securities	$—	$5,278,802
U.S. Government and agency obligations	—	1,797,018
Sales and maturities:
Investment securities	—	368,466
U.S. Government and agency obligations	—	768,961

6. Income Tax Information

Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

Each Fund’s ability to make direct and indirect investments in commodities and certain related investments is limited by the Fund’s intention to qualify as a RIC under the Code. If a Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. Each Fund’s investment in its Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. In the past, the IRS had issued private letter rulings to RICs to the effect that income deemed to be received from their wholly-owned subsidiaries meets the requirements of RIC qualification without regard to whether it is currently paid to the parent mutual fund in the form of a cash dividend (“repatriated”). In 2011 the IRS suspended the issuance of such rulings while considering the release of published guidance on the issue. It is unclear whether such guidance will be favorable to RICs or would eliminate the need for newly organized funds to seek their own rulings. The Funds have not received a private letter ruling. In the absence of a private letter ruling or guidance to the same or similar effect, the Funds will rely upon an opinion of counsel to the effect that, consistent with Section 851(b) of the Code, income received from a controlled foreign corporation (“CFC”) by a RIC will be considered qualifying income if it is distributed from the CFC in the year earned, and the Subsidiaries will be operated consistent with the statutory provision. However, if a Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

If the Subsidiaries do not make the distributions, or do not make the distributions in the year earned, the Funds will still be required to recognize the Subsidiaries’ income including net investment income, net realized gain on futures contracts and certain net unrealized gains on futures contracts as ordinary income for the purposes of calculating the Funds’ own taxable income. Net losses earned by the Subsidiaries may not be netted with income or gain earned within the Funds and may not be carried forward for use in future years.

For all open tax years and all major taxing jurisdictions, the management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of September 30, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Cost of investments	$83,540,276	$6,151,525
Gross unrealized:
Appreciation	$35,750	$21,022
Depreciation	(1,089)	(6,422)
Net unrealized appreciation (depreciation) of investments	$34,661	$14,600

NUVEEN	51

Notes to Financial Statements (continued)

Permanent differences, primarily due to calculation of taxable income from the Subsidiaries and net operating losses, resulted in reclassifications among the Funds’ components of net assets as of September 30, 2016, the Funds’ tax year end, as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Capital paid-in	$6,233,699	$(196,681)
Undistributed (Over-distribution of) net investment income	(6,233,523)	196,645
Accumulated net realized gain (loss)	(176)	36

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2016, the Funds’ tax year end, were as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Undistributed net ordinary income[1]	$—	$59,897
Undistributed net long-term capital gains	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2016 and September 30, 2015, was designated for purposes of the dividends paid deduction as follows:

2016	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Distributions from net ordinary income[1]	$—	$—
Distributions from net long-term capital gains	—	—

2015
Distributions from net ordinary income[1]	$—	$396,604
Distributions from net long-term capital gains	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Gresham Diversified Commodity Strategy
Post-October capital losses[2]	$22,951
Late-year ordinary losses[3]	357,258
[2]	Capital losses incurred from November 1, 2015 through September 30, 2016, the Funds’ tax year end.
[3]	Ordinary losses incurred from January 1, 2016 through September 30, 2016, and/or specified losses incurred from November 1, 2015 through September 30, 2016.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gresham and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
For the first $125 million	0.8000%	1.0000%
For the next $125 million	0.7875	0.9875
For the next $250 million	0.7750	0.9750
For the next $500 million	0.7625	0.9625
For the next $1 billion	0.7500	0.9500
For net assets over $2 billion	0.7250	0.9250

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931

52	NUVEEN

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$66 billion	0.1900%
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2016, the complex-level fee rate for each Fund was 0.1607%.

Gresham manages the Subsidiaries’ commodity investments on a discretionary basis, subject to the supervision of the Adviser. The Subsidiaries do not pay the Adviser or Gresham a management fee for their services. The Subsidiaries have also entered into separate contracts for the provision of custody and transfer agency services and pay custody, transfer agency, trustees and legal expenses. Each Fund, as the sole shareholder of its Subsidiary, will bear the costs of these services, which will ultimately be borne by shareholders of the Funds.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Expense Cap	Expense Cap Expiration Date
Gresham Diversified Commodity Strategy	1.10%	January 31, 2017
Gresham Long/Short Commodity Strategy	1.50	January 31, 2017

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Sales charges collected (Unaudited)	$16,685	$11,693
Paid to financial intermediaries (Unaudited)	14,560	10,198

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Commission advances (Unaudited)	$1,550	$44

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
12b-1 fees retained (Unaudited)	$1,905	$467

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to the shareholders relating to their investments.

NUVEEN	53

Notes to Financial Statements (Unaudited) (continued)

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
CDSC retained (Unaudited)	$—	$—

As of the end of the reporting period, Nuveen and Gresham, owned shares of the following Fund as follows:

Gresham Long/Short Commodity Strategy
Class A Shares	2,500
Class C Shares	2,500
Class I Shares	345,000

8. Basis for Consolidation and Subsidiary Information

Gresham Diversified Commodity Fund Ltd. and Gresham Long/Short Commodity Fund Ltd. were each incorporated as wholly-owned subsidiaries acting as investment vehicles of Gresham Diversified Commodity Strategy and Gresham Long/Short Commodity Strategy, respectively, in order to effect certain investments for the Funds consistent with the Funds’ investment objectives and policies as specified in their prospectus and statement of additional information. Under the Articles of Association, shares issued by the Subsidiaries confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiaries and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries.

Each Fund’s Consolidated Portfolio of Investments includes the portfolio holdings, including investments in derivatives, of the Fund and the Subsidiary. Each Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the accounts of the Fund and the Subsidiary, and all inter-fund transactions and balances have been eliminated.

The following table summarizes the structure, incorporation and relationship information of the Subsidiaries, and certain financial information of the Subsidiaries recognized in the consolidated financial statements referred to above.

	Gresham Diversified Commodity Fund, Ltd.	Gresham Long/Short Commodity Fund, Ltd.

Date of Incorporation	April 10, 2012	April 10, 2012

Fund Net Assets
Gresham Diversified Commodity Strategy	$84,907,429	$—
Gresham Long/Short Commodity Strategy	—	6,656,166
Subsidiary % of Fund net assets	17.25%	14.73%

Consolidated Financial Statement Information
Total assets	$19,984,138	$992,159
Total liabilities	5,335,202	11,694
Net assets	14,648,936	980,465
Total investment income	18,267	930
Net investment income (loss)	(116,156)	(49,569)
Net realized gain (loss) from futures contracts	(36,395,636)	284,934
Change in net unrealized appreciation (depreciation) of futures contracts	9,371,431	(147,702)
Increase (decrease) in net assets	(21,038,981)	47,848

9. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

54	NUVEEN

Additional

Fund Information (Unaudited)

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Gresham Investment Management LLC

Near Term Active division

67 Irving Place

New York, NY 10003

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	55

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclay BTOP50 Index: An index that seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Bloomberg Barclays 1-3 Year Government/Credit Bond Index: An unmanaged index that tracks the performance of U.S. government and corporate securities with one- to three-year maturities. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fee.

Bloomberg Commodity Index: An unmanaged index that seeks to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities and currently represents 20 commodities. Commodity weightings are based on production and liquidity, subject to weighting restrictions applied annually such that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index.

Commodity: A physical good, such as an agricultural product or metal, that is interchangeable with other goods of the same type. Commodity futures (contracts for the future delivery of a standardized amount of the commodity) are traded on exchanges such as the Chicago Board of Trade.

Flat Position: Instead of shorting a futures contract when market signals dictate, the Fund will not have a futures contract position for that commodity, and will instead move that position to cash.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Commodities General Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Commodities General Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect applicable sales charges.

Long Position: A security a fund owns in its portfolio.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Short Position: A security a fund does not own, but has sold through the delivery of a borrowed security.

56	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-advisers to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between (a) the Adviser and Nuveen Asset Management, LLC (“NAM”), and (b) the Adviser and Gresham Investment Management LLC (“Gresham” and, together with NAM, the “Sub-Advisers”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews each Investment Management Agreement and Sub-Advisory Agreement on behalf of such Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with each Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Advisers (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of each Sub-Adviser examining, among other things, the applicable team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing the sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance

NUVEEN	57

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of the Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth.

As noted, the Adviser also oversees the Sub-Advisers who primarily provide the portfolio advisory services to the respective Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Advisers and managing the sub-advisory relationships. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Fund under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one- and three-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

58	NUVEEN

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds, including Nuveen Gresham Long/Short Commodity Strategy Fund (the “Long/Short Fund”). The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser(s) manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For Nuveen Gresham Diversified Commodity Strategy Fund (the “Diversified Fund”), the Board noted that, although the Fund underperformed its benchmark in the one- and three-year periods, the Fund ranked in its Performance Peer Group in the third quartile in the one-year period and second quartile in the three-year period. The Board determined that the Fund’s performance had been satisfactory.

For the Long/Short Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one- and three-year periods. The Board further noted that the Fund outperformed the Bloomberg Commodity Index but underperformed the Morningstar Commodity Long/Short Index for the one- and three-year periods. The Board determined that the Fund’s performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to such funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

NUVEEN	59

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board noted that the Diversified Fund had a net management fee in line with its peer average and a net expense ratio below its peer average and the Long/Short Fund had a net expense ratio higher than its peer average but a net management fee below its peer average. In the case of the Long/Short Fund, the Board noted that there was no management fee after fee waivers and expense reimbursements for the last fiscal year. The Board also noted that the Long/Short Fund’s net expense ratio appeared higher than the Peer Group average generally due to differences with the Peer Group. The Board therefore considered the Long/Short Fund’s contractual management fee and gross and net expense ratios compared to a custom peer group provided by the Adviser and compared to the expenses of the Morningstar managed futures category. In both cases, the Independent Board Members noted the Long/Short Fund’s net expense ratio was below the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had affiliated sub-advisers. With respect to affiliated sub-advisers, the Board generally reviewed, among other things, the range of advisory fee rates assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had sub-advisers, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Advisers. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that NAM and Gresham are affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

60	NUVEEN

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Advisers, the Independent Board Members also considered the profitability of each Sub-Adviser from its relationship with the Nuveen funds. With respect to sub-advisers affiliated with Nuveen, including NAM and Gresham, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and revenue margins (pre- and post-tax) for their advisory activities for the calendar year ended December 31, 2015. With respect to NAM, the Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for such Sub-Adviser for the calendar year ending December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and each Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the funds. In this regard, the Independent Board Members noted that additional economies of scale were shared with shareholders of each Fund through its temporary expense cap.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Advisers. Accordingly, with respect to NAM, the Independent Board Members considered that NAM may benefit from research received through soft-dollar

NUVEEN	61

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized that NAM may benefit from soft dollar arrangements if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of NAM to manage the Funds.

With respect to Gresham, such Sub-Adviser has not participated in soft dollar arrangements with respect to Fund portfolio transactions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each applicable Fund and that the Advisory Agreements be renewed.

62	NUVEEN

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	178
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	178
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	178
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	178

NUVEEN	63

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	178
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	178
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	178
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	178
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	178

64	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	178

Interested Trustee:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	178
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	178

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen Investments Holdings, Inc.; Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	104
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	179
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	179

NUVEEN	65

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011- 2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	179
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	179
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	179
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	179
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	179
Christopher M. Rohrbacher 1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Senior Vice President (since 2011) formerly, Vice President (2008-2011) and Assistant General Counsel (since 2008) of Nuveen Investments Holdings, Inc.; Senior Vice President and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	179
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	179
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2011); formerly Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	104

66	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	179

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

NUVEEN	67

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $244 billion in assets as of September 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MAN-GRESH-0916P        20912-INV-Y-11/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP & KPMG LLP, the Funds’ auditors, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP & KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended September 30, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	36,976	0	0	0
Nuveen Gresham Long/Short Commodity Strategy Fund	36,632	0	0	0
Nuveen Preferred Securities Fund	26,375	0	0	0
Nuveen NWQ Flexible Income Fund	26,375	0	0	0

Total	$126,358	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	0%	0%	0%	0%
Nuveen Gresham Long/Short Commodity Strategy Fund	0%	0%	0%	0%
Nuveen Preferred Securities Fund	0%	0%	0%	0%
Nuveen NWQ Flexible Income Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2015	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	35,926	0	4	0
Nuveen Gresham Long/Short Commodity Strategy Fund	35,506	0	2	0
Nuveen Preferred Securities Fund	25,500	0	0	0
Nuveen NWQ Flexible Income Fund	25,500	0	0	0

Total	$122,432	$0	$6	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	0%	0%	0%	0%
Nuveen Gresham Long/Short Commodity Strategy Fund	0%	0%	0%	0%
Nuveen Preferred Securities Fund	0%	0%	0%	0%
Nuveen NWQ Flexible Income Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2015	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	0	0	0	0
Nuveen Gresham Long/Short Commodity Strategy Fund	0	0	0	0
Nuveen Preferred Securities Fund	0	0	0	0
Nuveen NWQ Flexible Income Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended September 30, 2015	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	4	0	0	4
Nuveen Gresham Long/Short Commodity Strategy Fund	2	0	0	2
Nuveen Preferred Securities Fund	0	0	0	0
Nuveen NWQ Flexible Income Fund	0	0	0	0

Total	$6	$0	$0	$6

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

        Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By (Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme
Vice President and Secretary

Date: December 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: December 8, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 8, 2016